UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-01716

AB CAP FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: November 30, 2017

Date of reporting period: May 31, 2017

ITEM 1.	REPORTS TO STOCKHOLDERS.

MAY    05.31.17

SEMI-ANNUAL REPORT

AB ALL MARKET INCOME PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB All Market Income Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 20, 2017

This report provides management’s discussion of fund performance for AB All Market Income Portfolio for the semi-annual reporting period ended May 31, 2017.

The Fund’s investment objective is to seek current income with consideration of capital appreciation.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB ALL MARKET INCOME PORTFOLIO
Class A Shares	8.08%	12.03%
Class C Shares	7.72%	11.14%
Advisor Class Shares[1]	8.29%	12.34%
MSCI ACWI (net)	13.37%	17.53%

1	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Morgan Stanley Capital International All Country World Index (“MSCI ACWI”) net, for the six- and 12-month periods ended May 31, 2017.

During both periods, all share classes of the Fund underperformed the benchmark, before sales charges. The Fund’s strategic decision to achieve diversification involves holding assets other than equities. Given the equity market’s sharp rise over both periods, this diversification detracted from performance, relative to the benchmark.

For the six-month period, income diversifiers—sovereign bonds and preferred real estate investment trusts (“REITs”)—contributed to absolute performance, delivering positive returns net of hedges. As credit markets delivered positive returns, income producers—investment grade and high-yield credit—also contributed relative to the benchmark, despite high yield detracting. Growers—equities and common REITs—contributed most net of hedges, amid rising equity markets. Developed equities detracted relative to the benchmark, but gains from income equities more than offset these losses.

For the 12-month period, income diversifiers contributed modestly to absolute performance, amid slightly negative returns from global treasuries that

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were offset by a small positive impact from other diversifiers, net of hedges. Despite weaker returns from REITs and emerging-market stocks, growers contributed net of hedges, while developed equities detracted relative to the benchmark. Income producers contributed most because of strong market returns and a significant overweight versus the Fund’s typical holdings.

The Fund utilized derivatives in the form of futures, forwards, interest rate swaps, variance swaps, total return swaps, inflation (“CPI”) swaps, credit default swaps and written options for hedging and investment purposes. For both periods, forwards, total return swaps and credit default swaps contributed to absolute performance, and futures and written options detracted. Interest rate swaps detracted for the six-month period and added for the 12-month period; CPI swaps had no material impact for the six-month period and added for the 12-month period.

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities continued their steady climb during the six-month period ended May 31, 2017. Non-US and emerging-market equities both delivered solid returns. US stocks trailed on a relative basis, while still recording double-digit gains. US President Donald Trump’s administration dominated headlines during the period; markets vacillated between high hopes for pro-growth policies and concerns over policy risk after several false starts on his reform agenda. In general, investors seemed to look past White House turmoil and focus on an improving economic outlook and upbeat corporate earnings. Geopolitics also played a role outside the US. In France, investors embraced the election of centrist, pro-European Union candidate Emmanuel Macron. In contrast, UK investors were taken aback by Prime Minister Theresa May’s call for a snap parliamentary election three years ahead of schedule.

In fixed-income markets, global bonds generally rallied in absolute terms (bond yields move inversely to price). Investment-grade credit securities and emerging-market local-currency government bonds rebounded in the period, outperforming the positive returns of developed-market treasuries but lagging the rally in global high yield. Developed-market treasury yields moved in different directions. In the US, Canada and the UK, they rose at the short end, while the opposite was generally the case in core Europe. Australian yields rallied across the board, while Japanese yields underperformed.

At the end of the six-month period, the Fund was slightly overweight equities and credit, and close to strategic targets for bonds.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 3

INVESTMENT POLICIES

The Adviser will allocate the Fund’s investments primarily among a broad range of income-producing securities, including common stock of companies that regularly pay dividends (including real estate investment trusts), debt securities (including high-yield debt securities, also known as “junk bonds”), preferred stocks and derivatives related to these types of securities. In addition, the Fund may engage in certain alternative income strategies that generally utilize derivatives to diversify sources of income and manage risk. The Fund pursues a global strategy, typically investing in securities of issuers located in the United States and in other countries throughout the world, including emerging-market countries.

In selecting equity securities for the Fund, the Adviser will focus on securities that have high dividend yields and are undervalued by the market relative to their long-term earnings potential. The Adviser intends to gain exposure to high-yield debt securities through investment in the AB High Income Fund and may, in the future, gain such exposure through direct investments in high-income securities. It is expected that the Fund will pursue a number of generally derivatives-based alternative investment strategies, such as taking long positions in currency derivatives on higher yielding currencies and/or short positions in currency derivatives on lower yielding currencies.

The Adviser will adjust the Fund’s investment exposure utilizing the Adviser’s Dynamic Asset Allocation (“DAA”) approach. DAA comprises a series of analytical and forecasting tools employed by the Adviser to gauge fluctuations in the risk/return profile of various asset classes. DAA seeks to adjust the Fund’s investment exposure in changing market conditions and thereby reduce overall portfolio volatility by mitigating the effects of market fluctuations, while preserving consistent long-term return potential. For example, the Adviser may seek to reduce the Fund’s risk exposure to one or more asset classes when DAA suggests that market risks relevant to those asset classes are rising but return opportunities are declining. In addition to directly increasing or decreasing asset class exposure by buying or selling securities in that asset class, the Adviser may pursue DAA implementation for the Fund by investing in derivatives and exchange-traded funds (“ETFs”).

The Adviser intends to utilize a variety of derivatives in its management of the Fund. The Adviser may use derivatives to gain exposure to an asset class, such as using interest rate derivatives to gain exposure to sovereign bonds. As noted above, the Adviser may separately pursue certain alternative investment strategies that utilize derivatives, and

(continued on next page)

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may enter into derivatives in making the adjustments called for by DAA. As a result of the use of derivatives and short sales of securities, the Fund will frequently be leveraged, with gross investment exposure substantially in excess of its net assets.

Currency exchange rate fluctuations can have a dramatic impact on returns. The Fund’s foreign currency exposures will come both from investments in equity and debt securities priced or denominated in foreign currencies and from direct holdings of foreign currencies and currency-related derivatives. The Adviser may seek to hedge all or a portion of the currency exposure resulting from Fund investments or decide not to hedge this exposure. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI ACWI is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI ACWI (free float-adjusted, market capitalization-weighted) represents the equity market performance of developed and emerging markets. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices or any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Credit Risk: An issuer or guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, may be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default, causing a loss of the full principal amount of a security. The degree of risk for a particular security may be reflected in its credit rating. There is the possibility that the credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

High Yield Debt Securities: Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Interest Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. The Fund may be subject to heightened interest rate risk due to rising rates as the current period of historically low interest rates may be ending. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of

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DISCLOSURES AND RISKS (continued)

money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market countries may have more risk because the markets are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Short Sale Risk: Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk: To the extent the Fund uses leveraging techniques, its net asset value (“NAV”) may be more volatile because leverage tends to exaggerate the effect of changes in interest rates and any increase or decrease in the value of the Fund’s investments.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 7

DISCLOSURES AND RISKS (continued)

Liquidity Risk: Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes and large positions. Foreign fixed-income securities may have more liquidity risk because secondary trading markets for these securities may be smaller and less well-developed and the securities may trade less frequently. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	12.03%	7.32%
Since Inception[1]	7.05%	5.18%
CLASS C SHARES
1 Year	11.14%	10.14%
Since Inception[1]	6.27%	6.27%
ADVISOR CLASS SHARES[2]
1 Year	12.34%	12.34%
Since Inception[1]	7.35%	7.35%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 4.09%, 4.89% and 3.59% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 0.99%, 1.74% and 0.74% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods and include acquired fund fees.

1	Inception date: 12/18/2014.

2	Advisor Class shares are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 9

HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	4.94%
Since Inception[1]	5.05%
CLASS C SHARES
1 Year	7.71%
Since Inception[1]	6.08%
ADVISOR CLASS SHARES[2]
1 Year	9.87%
Since Inception[1]	7.15%

1	Inception date: 12/18/2014.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*	Effective Expenses Paid During Period+	Effective Annualized Expense Ratio+
Class A
Actual	$1,000	$1,080.80	$4.25	0.82%	$5.14	0.99%
Hypothetical**	$1,000	$1,020.84	$4.13	0.82%	$4.99	0.99%
Class C
Actual	$1,000	$1,077.20	$8.08	1.56%	$9.01	1.74%
Hypothetical**	$1,000	$1,017.15	$7.85	1.56%	$8.75	1.74%
Advisor Class
Actual	$1,000	$1,082.90	$2.91	0.56%	$3.84	0.74%
Hypothetical**	$1,000	$1,022.14	$2.82	0.56%	$3.73	0.74%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

+	In connection with the Fund’s investments in affiliated/unaffiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. Currently the Adviser has contractually agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios and other expenses of AB High Income Fund. The Fund’s effective expenses are equal to the classes’ annualized expense ratio plus the Fund’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

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PORTFOLIO SUMMARY

May 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $63.3

TEN LARGEST HOLDINGS2

Security	U.S. $ Value	Percent of Net Assets
AB High Income Fund, Inc. – Class Z	$23,653,667	37.3%
JPMorgan Alerian MLP Index ETN	2,159,233	3.4
iShares Mortgage Real Estate Capped ETF	985,392	1.6
PowerShares KBW High Dividend Yield Financial Portfolio	923,746	1.5
Brazil Notas do Tesouro Nacional Series F	745,510	1.2
PowerShares KBW Premium Yield Equity REIT Portfolio	574,857	0.9
Apple, Inc.	556,199	0.9
Dominican Republic International Bond	522,871	0.8
Ukraine Government International Bond	509,767	0.8
Microsoft Corp.	459,757	0.7
	$31,090,999	49.1%

1	All data are as of May 31, 2017. The Fund’s security type breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time. The Fund also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

INVESTMENT COMPANIES – 44.7%
Funds and Investment Trusts – 44.7%(a)
AB High Income Fund, Inc. – Class Z	2,642,868	$23,653,667
iShares Mortgage Real Estate Capped ETF	21,315	985,392
JPMorgan Alerian MLP Index ETN(b)	72,191	2,159,233
PowerShares KBW High Dividend Yield Financial Portfolio	39,175	923,746
PowerShares KBW Premium Yield Equity REIT Portfolio	15,845	574,857
SPDR S&P 500 ETF Trust	145	35,009

Total Investment Companies (cost $28,102,890)		28,331,904

COMMON STOCKS – 33.6%
Financials – 6.4%
Banks – 3.4%
Australia & New Zealand Banking Group Ltd.	5,069	105,349
BNP Paribas SA(b)	2,189	154,544
BOC Hong Kong Holdings Ltd.	4,500	20,302
China Construction Bank Corp. – Class H	95,000	78,416
DBS Group Holdings Ltd.	3,200	47,278
DNB ASA	2,650	44,940
HSBC Holdings PLC	23,728	206,610
JPMorgan Chase & Co.	3,183	261,483
Mitsubishi UFJ Financial Group, Inc.	9,900	61,433
National Australia Bank Ltd.	1,410	31,467
Nordea Bank AB	11,586	148,456
Oversea-Chinese Banking Corp., Ltd.	4,700	35,608
People’s United Financial, Inc.	13,775	228,252
PNC Financial Services Group, Inc. (The)	162	19,229
Royal Bank of Canada	4,477	309,447
Sumitomo Mitsui Financial Group, Inc.	4,600	164,724
Swedbank AB – Class A	2,810	67,624
Toronto-Dominion Bank (The)	1,170	55,778
Westpac Banking Corp.	4,076	92,350

		2,133,290

Capital Markets – 0.7%
CME Group, Inc. – Class A	1,022	119,871
IG Group Holdings PLC	2,470	18,583
IGM Financial, Inc.	1,788	52,124
Morgan Stanley	3,730	155,690
Nomura Holdings, Inc.	13,700	81,785
Thomson Reuters Corp.	935	40,782

		468,835

Consumer Finance – 0.2%
Capital One Financial Corp.	1,700	130,764

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 0.1%
AMP Ltd.	14,051	$52,732

Insurance – 2.0%
Allianz SE (REG)	969	186,387
American International Group, Inc.	2,060	131,078
Aon PLC	171	22,386
CNP Assurances	3,792	83,421
Direct Line Insurance Group PLC	17,750	79,810
Euler Hermes Group	155	16,296
FNF Group	1,580	67,324
Mapfre SA	4,580	16,307
Marsh & McLennan Cos., Inc.(c)	943	73,139
Progressive Corp. (The)	2,080	88,254
Prudential Financial, Inc.	1,650	173,002
Tryg A/S	1,800	36,995
UnipolSai Assicurazioni SpA	7,770	17,606
Zurich Insurance Group AG	830	244,222

		1,236,227

		4,021,848

Information Technology – 5.6%
Communications Equipment – 0.3%
Cisco Systems, Inc.(c)	6,737	212,418

Electronic Equipment, Instruments & Components – 0.2%
Corning, Inc.	2,170	63,147
Hitachi Ltd.	9,000	54,283

		117,430

Internet Software & Services – 0.1%
Alphabet, Inc. – Class C(d)	50	48,243

IT Services – 1.5%
Amadeus IT Group SA – Class A	1,035	60,439
Amdocs Ltd.	920	59,598
Booz Allen Hamilton Holding Corp.	1,792	70,676
CGI Group, Inc. – Class A(d)	575	28,506
DXC Technology Co.(d)	1,250	96,900
Fidelity National Information Services, Inc.(c)	380	32,631
Fujitsu Ltd.	4,000	29,155
International Business Machines Corp.(c)	1,812	276,565
Mastercard, Inc. – Class A	270	33,178
Paychex, Inc.(c)	2,743	162,468
Total System Services, Inc.	1,125	66,994
Vantiv, Inc. – Class A(d)	390	24,461

		941,571

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 0.6%
Intel Corp.(c)	7,445	$268,839
Maxim Integrated Products, Inc.	1,309	62,570
Texas Instruments, Inc.	827	68,219

		399,628

Software – 1.7%
CA, Inc.	2,400	76,248
Check Point Software Technologies Ltd.(d)	400	44,820
Microsoft Corp.(c)	6,583	459,757
Nice Ltd.	868	67,551
Oracle Corp.	2,110	95,773
Oracle Corp. Japan	1,000	58,904
Sage Group PLC (The)	9,780	90,870
Symantec Corp.	4,428	134,213
Trend Micro, Inc./Japan	900	45,218

		1,073,354

Technology Hardware, Storage & Peripherals – 1.2%
Apple, Inc.(c)	3,641	556,199
Konica Minolta, Inc.	7,000	55,037
Logitech International SA	930	33,983
Seagate Technology PLC	1,273	55,465
Western Digital Corp.	450	40,527
Xerox Corp.	2,360	16,685

		757,896

		3,550,540

Consumer Discretionary – 4.0%
Auto Components – 0.3%
Bridgestone Corp.	2,700	113,443
Nokian Renkaat Oyj	1,415	57,787

		171,230

Automobiles – 0.5%
Bayerische Motoren Werke AG	1,643	154,080
Toyota Motor Corp.	2,600	139,528

		293,608

Distributors – 0.2%
Genuine Parts Co.	1,052	97,436
PALTAC Corp.	700	24,640

		122,076

Hotels, Restaurants & Leisure – 0.9%
Aristocrat Leisure Ltd.	3,420	55,375
Darden Restaurants, Inc.	460	40,908
Las Vegas Sands Corp.	810	47,895

16 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

McDonald’s Corp.	1,182	$178,352
Sands China Ltd.	9,600	44,262
Wyndham Worldwide Corp.	401	40,497
Yum! Brands, Inc.	2,175	157,992

		565,281

Household Durables – 0.4%
Garmin Ltd.	1,177	61,251
Helen of Troy Ltd.(d)	357	32,487
Sekisui House Ltd.	8,600	147,531

		241,269

Leisure Products – 0.1%
Bandai Namco Holdings, Inc.	1,400	49,984
Mattel, Inc.	2,210	50,631

		100,615

Media – 0.7%
Comcast Corp. – Class A	1,470	61,284
Informa PLC	2,427	20,976
Omnicom Group, Inc.	1,829	153,124
Regal Entertainment Group – Class A	2,590	53,872
Scripps Networks Interactive, Inc. – Class A	470	31,123
Vivendi SA	4,180	90,702
WPP PLC	1,460	32,854

		443,935

Multiline Retail – 0.1%
Harvey Norman Holdings Ltd.(b)	18,336	51,398
Next PLC	780	43,884

		95,282

Specialty Retail – 0.6%
AutoZone, Inc.(d)	31	18,784
Best Buy Co., Inc.	2,027	120,384
Gap, Inc. (The)	820	18,450
Home Depot, Inc. (The)(c)	340	52,193
L Brands, Inc.	570	29,412
Ross Stores, Inc.(c)	813	51,967
Staples, Inc.	1,810	16,435
TJX Cos., Inc. (The)	950	71,449

		379,074

Textiles, Apparel & Luxury Goods – 0.2%
Coach, Inc.	1,140	52,680
HUGO BOSS AG	935	70,483
Yue Yuen Industrial Holdings Ltd.	7,000	27,885

		151,048

		2,563,418

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 17

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 3.3%
Aerospace & Defense – 0.5%
Boeing Co. (The)	573	$107,512
Raytheon Co.	473	77,577
Saab AB – Class B	660	34,326
TransDigm Group, Inc.	320	85,785

		305,200

Air Freight & Logistics – 0.2%
United Parcel Service, Inc. – Class B	997	105,652

Commercial Services & Supplies – 0.1%
G4S PLC	5,240	21,947
Republic Services, Inc. – Class A	350	22,264

		44,211

Construction & Engineering – 0.1%
Bouygues SA	1,675	71,767

Electrical Equipment – 0.3%
Emerson Electric Co.	3,265	193,027

Industrial Conglomerates – 0.7%
General Electric Co.	4,088	111,930
Sembcorp Industries Ltd.	18,300	41,775
Siemens AG (REG)	1,850	264,584

		418,289

Machinery – 0.4%
Caterpillar, Inc.	1,268	133,685
Fortive Corp.	1,870	116,781
Kone Oyj – Class B	450	22,269

		272,735

Professional Services – 0.4%
Capita PLC	2,330	17,487
Equifax, Inc.	302	41,314
Experian PLC	1,870	39,092
Nielsen Holdings PLC	655	25,204
Randstad Holding NV	983	56,981
RELX NV	3,850	79,888
Wolters Kluwer NV	690	30,286

		290,252

Road & Rail – 0.1%
MTR Corp., Ltd.	12,000	68,346

Trading Companies & Distributors – 0.4%
ITOCHU Corp.	8,200	116,386
MSC Industrial Direct Co., Inc. – Class A	418	35,087
Sumitomo Corp.	9,000	114,737

		266,210

18 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Transportation Infrastructure – 0.1%
Aena SA(e)	172	$34,756
Macquarie Infrastructure Corp.	560	43,624

		78,380

		2,114,069

Health Care – 3.3%
Biotechnology – 0.8%
AbbVie, Inc.(c)	3,902	257,610
Amgen, Inc.	650	100,906
Gilead Sciences, Inc.	635	41,205
Regeneron Pharmaceuticals, Inc.(d)	190	87,222

		486,943

Health Care Providers & Services – 0.3%
Aetna, Inc.	535	77,500
Anthem, Inc.(c)	428	78,046
UnitedHealth Group, Inc.	431	75,502

		231,048

Pharmaceuticals – 2.2%
AstraZeneca PLC	1,130	76,351
Bristol-Myers Squibb Co.	1,663	89,719
GlaxoSmithKline PLC	6,218	136,107
Johnson & Johnson(c)	2,131	273,301
Merck & Co., Inc.(c)	3,976	258,877
Orion Oyj – Class B	2,696	174,274
Pfizer, Inc.	2,685	87,665
Roche Holding AG	815	223,757
Sanofi	535	52,994

		1,373,045

		2,091,036

Energy – 3.2%
Energy Equipment & Services – 0.1%
Helmerich & Payne, Inc.	855	45,024
Petrofac Ltd.	3,840	18,854
Schlumberger Ltd.	330	22,965

		86,843

Integrated Oil & Gas – 0.6%
LUKOIL PJSC (Sponsored ADR)	2,567	123,032
Repsol SA	14,090	236,835

		359,867

Oil, Gas & Consumable Fuels – 2.5%
BP PLC	14,067	84,987
BP PLC (Sponsored ADR)	2,260	81,699
Chevron Corp.(c)	2,257	233,554
Exxon Mobil Corp.	2,080	167,440

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 19

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

LUKOIL PJSC (Sponsored ADR)	1,630	$78,648
Occidental Petroleum Corp.	2,908	171,368
ONEOK, Inc.	330	16,394
Peyto Exploration & Development Corp.	2,610	47,318
Royal Dutch Shell PLC (Sponsored ADR)(b)	1,480	83,191
Royal Dutch Shell PLC – Class A	5,517	149,951
Royal Dutch Shell PLC – Class B	2,650	73,358
Statoil ASA	9,699	169,131
Targa Resources Corp.	940	43,174
TOTAL SA	821	43,372
TransCanada Corp.	2,221	103,105
Valero Energy Corp.	740	45,488

		1,592,178

		2,038,888

Consumer Staples – 2.7%
Beverages – 0.0%
Diageo PLC	750	22,544

Food & Staples Retailing – 0.1%
Casino Guichard Perrachon SA	740	45,622

Food Products – 0.3%
General Mills, Inc.	1,000	56,740
Salmar ASA	1,900	51,417
Sanderson Farms, Inc.	185	21,959
Tyson Foods, Inc. – Class A	770	44,152

		174,268

Household Products – 0.6%
Kimberly-Clark Corp.	427	55,395
Procter & Gamble Co. (The)	3,026	266,560
Reckitt Benckiser Group PLC	554	56,821

		378,776

Personal Products – 0.2%
Unilever NV	2,650	150,956

Tobacco – 1.5%
Altria Group, Inc.(c)	4,648	350,645
British American Tobacco PLC	1,235	88,355
Imperial Brands PLC	335	15,675
Philip Morris International, Inc.(c)	2,119	253,856
Reynolds American, Inc.	954	64,157
Swedish Match AB	5,282	178,140

		950,828

		1,722,994

20 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Telecommunication Services – 1.5%
Diversified Telecommunication Services – 1.2%
AT&T, Inc.	6,159	$237,306
BCE, Inc.	2,501	113,326
Bezeq The Israeli Telecommunication Corp., Ltd.	24,296	42,298
CenturyLink, Inc.(b)	1,460	36,427
HKT Trust & HKT Ltd. – Class SS	14,000	18,325
Spark New Zealand Ltd.	10,100	26,910
Telstra Corp., Ltd.	13,720	44,834
Verizon Communications, Inc.(c)	5,366	250,270

		769,696

Wireless Telecommunication Services – 0.3%
Tele2 AB – Class B	6,270	64,451
Vodafone Group PLC	41,964	125,320

		189,771

		959,467

Materials – 1.4%
Chemicals – 0.8%
Agrium, Inc. (Toronto)	624	57,658
Covestro AG(e)	651	48,790
Dow Chemical Co. (The)	3,249	201,308
Johnson Matthey PLC	900	36,162
Kuraray Co., Ltd.	2,700	48,586
Nippon Shokubai Co., Ltd.	300	18,337
Praxair, Inc.	519	68,658
Sherwin-Williams Co. (The)(c)	117	38,817

		518,316

Containers & Packaging – 0.3%
Amcor Ltd./Australia	4,790	54,560
Bemis Co., Inc.	440	19,641
International Paper Co.	1,211	64,038
Sealed Air Corp.	492	21,855

		160,094

Metals & Mining – 0.3%
BHP Billiton Ltd.	3,357	59,013
BHP Billiton PLC	1,880	28,409
Norsk Hydro ASA	6,320	34,292
Rio Tinto PLC	1,690	67,488

		189,202

		867,612

Real Estate – 1.1%
Equity Real Estate Investment Trusts (REITs) – 0.8%
Ascendas Real Estate Investment Trust	20,700	39,173
AvalonBay Communities, Inc.	320	61,197

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 21

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Equity Residential	895	$58,255
Extra Space Storage, Inc.	717	55,546
GGP, Inc.	2,394	53,338
HCP, Inc.	2,953	92,547
Host Hotels & Resorts, Inc.	1,500	26,985
Kimco Realty Corp.	900	15,786
National Retail Properties, Inc.	470	18,034
Simon Property Group, Inc.	327	50,440
VEREIT, Inc.	2,260	18,690

		489,991

Real Estate Management & Development – 0.3%
Daito Trust Construction Co., Ltd.	1,200	189,263

		679,254

Utilities – 1.1%
Electric Utilities – 0.5%
EDP – Energias de Portugal SA	6,830	25,130
Endesa SA	5,961	148,956
Fortum Oyj	4,104	65,304
PG&E Corp.	853	58,328

		297,718

Independent Power and Renewable Electricity Producers – 0.1%
AES Corp./VA	4,943	57,734

Multi-Utilities – 0.5%
CenterPoint Energy, Inc.(c)	3,326	95,157
Consolidated Edison, Inc.	728	60,271
Engie SA	2,520	38,513
SCANA Corp.	918	62,608
WEC Energy Group, Inc.	950	59,622

		316,171

		671,623

Total Common Stocks (cost $20,919,057)		21,280,749

PREFERRED STOCKS – 6.0%
Real Estate – 6.0%
Diversified REITs – 1.0%
Colony NorthStar, Inc. 7.15%	6,000	150,300
Gladstone Commercial Corp. 7.00%	2,000	51,580
Gramercy Property Trust 7.125%	3,900	103,954

22 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

PS Business Parks, Inc. 5.70%	1,800	$45,792
PS Business Parks, Inc. 6.00%	2,100	53,277
VEREIT, Inc. 6.70%	5,200	135,304
Vornado Realty Trust(b) 5.40%	4,100	103,443

		643,650

Health Care REITs – 0.4%
Sabra Health Care REIT, Inc. Series A 7.125%	4,300	111,112
Senior Housing Properties Trust 6.25%	3,000	78,750
Ventas Realty LP/Ventas Capital Corp. 5.45%	1,500	37,575

		227,437

Hotel & Resort REITs – 0.7%
Ashford Hospitality Trust, Inc. 7.375%	2,000	49,360
Ashford Hospitality Trust, Inc. 7.375%	1,000	25,000
Hersha Hospitality Trust 6.50%	2,300	57,293
Hersha Hospitality Trust 6.875%	3,000	76,080
LaSalle Hotel Properties 6.30%	2,400	61,704
Pebblebrook Hotel Trust 6.375%	800	20,312
Pebblebrook Hotel Trust 6.50%	3,300	83,094
Summit Hotel Properties, Inc. 7.875%	1,500	38,730
Sunstone Hotel Investors, Inc. 6.45%	1,425	36,815
Sunstone Hotel Investors, Inc. 6.95%	975	25,477

		473,865

Industrial REITs – 0.5%
Monmouth Real Estate Investment Corp. 6.125%	2,300	57,684
Monmouth Real Estate Investment Corp. 7.875%	1,800	45,054

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 23

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Rexford Industrial Realty, Inc. 5.875%	2,400	$59,760
STAG Industrial, Inc. 6.625%	2,200	56,232
Terreno Realty Corp. 7.75%	4,100	105,411

		324,141

Office REITs – 0.5%
Boston Properties, Inc. 5.25%	1,500	38,640
Digital Realty Trust, Inc. 6.35%	5,825	157,100
Digital Realty Trust, Inc. 7.375%	2,000	55,960
Kilroy Realty Corp. 6.375%	1,500	37,920

		289,620

Real Estate Development – 0.1%
LaSalle Hotel Properties 6.375%	1,400	35,308

Residential REITs – 0.5%
American Homes 4 Rent 6.35%	4,100	103,976
American Homes 4 Rent 6.50%	2,600	66,560
Apartment Investment & Management Co. 6.875%	3,000	81,330
Equity LifeStyle Properties, Inc. 6.75%	1,400	35,854
Sun Communities, Inc. 7.125%	1,300	33,267

		320,987

Retail REITs – 1.6%
CBL & Associates Properties, Inc. 6.625%	1,300	30,199
CBL & Associates Properties, Inc.(b) 7.375%	2,300	52,187
Cedar Realty Trust, Inc. Series B 7.25%	2,000	50,180
DDR Corp. 0.00%	3,200	80,090
DDR Corp. 6.50%	2,800	70,868

24 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

DDR Corp. Series K 6.25%	1,400	$34,986
GGP, Inc. 6.375%	1,100	27,786
Kimco Realty Corp. Series K 5.625%	2,600	65,130
National Retail Properties, Inc. 5.20%	1,900	45,866
National Retail Properties, Inc. Series E 5.70%	775	19,646
Pennsylvania Real Estate Investment Trust 7.375%	2,700	67,864
Retail Properties of America, Inc. 7.00%	3,800	96,102
Saul Centers, Inc. 6.875%	3,300	84,810
Taubman Centers, Inc. 6.25%	2,800	70,700
Taubman Centers, Inc. 6.50%	1,300	33,020
Urstadt Biddle Properties, Inc. 6.75%	1,000	25,765
Urstadt Biddle Properties, Inc. 7.125%	3,375	87,109
Washington Prime Group, Inc. 6.875%	1,600	40,000
Washington Prime Group, Inc. 7.50%	600	15,000

		997,308

Specialized REITs – 0.7%
CoreSite Realty Corp. 7.25%	3,350	86,095
DuPont Fabros Technology, Inc. 6.625%	3,800	102,182
EPR Properties 6.625%	3,400	86,564
Public Storage 5.125%	800	20,208
Public Storage 5.375%	1,650	41,597
Public Storage 5.90%	800	20,256

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 25

PORTFOLIO OF INVESTMENTS (continued)

Company		Shares	U.S. $ Value

Public Storage Series W 5.20%		3,800	$95,722

			452,624

Total Preferred Stocks (cost $3,751,196)			3,764,940

		Principal Amount (000)
EMERGING MARKETS – TREASURIES – 2.6%
Argentina – 0.4%
Argentine Bonos del Tesoro 21.20%, 9/19/18	ARS	3,700	231,083

Brazil – 1.2%
Brazil Notas do Tesouro Nacional Series F 10.00%, 1/01/21	BRL	2,427	745,510

Dominican Republic – 0.8%
Dominican Republic International Bond 16.95%, 2/04/22(e)	DOP	19,700	522,871

Turkey – 0.2%
Turkey Government Bond 9.40%, 7/08/20	TRY	541	148,749

Total Emerging Markets – Treasuries (cost $1,692,526)			1,648,213

EMERGING MARKETS – SOVEREIGNS – 1.9%
Angola – 0.4%
Angolan Government International Bond 9.50%, 11/12/25(e)	U.S.$	200	214,000

Ecuador – 0.6%
Ecuador Government International Bond 9.65%, 12/13/26(e)		400	404,000

Ukraine – 0.8%
Ukraine Government International Bond 7.75%, 9/01/20(e)		501	509,767

26 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

		Principal Amount (000)	U.S. $ Value

Venezuela – 0.1%
Venezuela Government International Bond 9.00%, 5/07/23(e)	U.S.$	107	$53,431
9.25%, 5/07/28(e)		67	31,802

			85,233

Total Emerging Markets – Sovereigns (cost $1,181,524)			1,213,000

GOVERNMENTS – TREASURIES – 0.4%
South Africa – 0.4%
Republic of South Africa Government Bond Series 2023 7.75%, 2/28/23 (cost $247,022)	ZAR	3,311	249,465

		Shares
SHORT-TERM INVESTMENTS – 7.7%
Investment Companies – 7.3%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(a)(f) (cost $4,629,742)		4,629,742	4,629,742

		Principal Amount (000)
GOVERNMENTS – SOVEREIGN BONDS – 0.4%
Egypt – 0.4%
Citigroup Global Markets Holdings, Inc./United States Series F(e) (cost $249,605)	U.S.$	5,000	241,088

Total Short-Term Investments (cost $4,879,347)			4,870,830

		Shares
Total Investments Before Security Lending Collateral for Securities Loaned – 96.9% (cost $60,773,562)			61,359,101

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 3.7%
Investment Companies – 3.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(a)(f) (cost $2,326,473)		2,326,473	2,326,473

Total Investments – 100.6% (cost $63,100,035)			63,685,574
Other assets less liabilities – (0.6)%			(344,321)

Net Assets – 100.0%			$63,341,253

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 27

PORTFOLIO OF INVESTMENTS (continued)

FUTURES (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at May 31, 2017	Unrealized Appreciation/ (Depreciation)
Purchased Contracts
10 Yr Australian Bond Futures	12	June 2017	$1,133,223	$1,174,145	$40,922
10 Yr Mini Japan Government Bond Futures	4	June 2017	545,271	544,036	(1,235)
Canadian 10 Yr Bond Futures	4	September 2017	427,782	430,721	2,939
FTSE 100 Index Futures	3	June 2017	285,402	290,211	4,809
Mini MSCI Emerging Market Futures	20	June 2017	957,052	1,003,800	46,748
TOPIX Index Futures	4	June 2017	575,737	567,043	(8,694)
U.S. T-Note 10 Yr (CBT) Futures	6	September 2017	754,556	757,781	3,225

Sold Contracts
Euro STOXX 50 Index Futures	13	June 2017	518,845	518,864	(19)
Mini MSCI EAFE Futures	14	June 2017	1,244,492	1,320,130	(75,638)
Mini S&P TSX 60 Futures	9	June 2017	305,983	301,510	4,473
S&P 500 E-Mini Futures	64	June 2017	7,608,730	7,715,520	(106,790)
SPI 200 Futures	16	June 2017	1,740,561	1,706,043	34,518

					$(54,742)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	INR	108,104	USD	1,681	6/15/17	$6,414
Bank of America, NA	USD	1,665	INR	108,104	9/15/17	(5,451)
Barclays Bank PLC	CHF	613	USD	618	6/15/17	(15,641)
Barclays Bank PLC	CNY	6,570	USD	948	6/15/17	(14,809)
Barclays Bank PLC	TWD	34,758	USD	1,156	6/15/17	2,316
Barclays Bank PLC	USD	499	CAD	673	6/15/17	(485)
Barclays Bank PLC	USD	814	IDR	10,844,336	6/15/17	352
Barclays Bank PLC	USD	445	INR	30,115	6/15/17	21,784
Barclays Bank PLC	USD	553	MYR	2,408	6/15/17	7,822
Barclays Bank PLC	USD	125	SEK	1,102	6/15/17	1,704
BNP Paribas SA	TWD	12,094	USD	396	6/15/17	(5,254)
BNP Paribas SA	USD	53	PEN	176	6/15/17	346
Credit Suisse International	CHF	132	USD	133	6/15/17	(3,325)
Credit Suisse International	CLP	620,451	USD	948	6/15/17	27,436
Credit Suisse International	CNY	3,305	USD	478	6/15/17	(6,102)
Credit Suisse International	KRW	754,537	USD	669	6/15/17	(5,571)
Credit Suisse International	NOK	3,949	USD	463	6/15/17	(4,512)

28 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Credit Suisse International	SEK	2,139	USD	241	6/15/17	$(5,100)
Credit Suisse International	USD	314	COP	925,128	6/15/17	2,802
Credit Suisse International	BRL	871	USD	272	7/05/17	4,801
Deutsche Bank AG	USD	512	JPY	56,535	6/15/17	(1,125)
Goldman Sachs International	USD	397	TWD	12,094	6/15/17	4,409
Goldman Sachs International	USD	273	BRL	871	7/05/17	(6,029)
JPMorgan Chase Bank, NA	USD	1,094	INR	70,734	6/15/17	2,097
Morgan Stanley Capital Services, Inc.	CLP	429,018	USD	649	6/15/17	12,618
Morgan Stanley Capital Services, Inc.	PEN	176	USD	53	6/15/17	(281)
Morgan Stanley Capital Services, Inc.	USD	166	COP	491,745	6/15/17	2,193
Morgan Stanley Capital Services, Inc.	USD	402	COP	1,172,601	6/15/17	(814)
Morgan Stanley Capital Services, Inc.	USD	501	IDR	6,755,487	6/15/17	6,239
Nomura Global Financial Products, Inc.	PHP	8,284	USD	163	6/15/17	(2,871)
Nomura Global Financial Products, Inc.	USD	108	INR	7,255	6/15/17	4,727
Standard Chartered Bank	NOK	2,187	USD	255	6/15/17	(3,552)
Standard Chartered Bank	USD	350	IDR	4,743,134	6/15/17	5,965
State Street Bank & Trust Co.	AUD	68	USD	50	6/15/17	(643)
State Street Bank & Trust Co.	CAD	637	USD	465	6/15/17	(6,181)
State Street Bank & Trust Co.	CHF	706	USD	707	6/15/17	(23,071)
State Street Bank & Trust Co.	DKK	107	USD	16	6/15/17	(502)
State Street Bank & Trust Co.	EUR	72	USD	80	6/15/17	(1,352)
State Street Bank & Trust Co.	GBP	273	USD	353	6/15/17	820
State Street Bank & Trust Co.	GBP	106	USD	132	6/15/17	(2,686)
State Street Bank & Trust Co.	HKD	371	USD	48	6/15/17	(2)
State Street Bank & Trust Co.	ILS	668	USD	184	6/15/17	(5,122)
State Street Bank & Trust Co.	JPY	19,985	USD	179	6/15/17	(1,135)
State Street Bank & Trust Co.	NOK	3,577	USD	415	6/15/17	(8,032)
State Street Bank & Trust Co.	SEK	6,291	USD	703	6/15/17	(21,680)
State Street Bank & Trust Co.	SGD	145	USD	102	6/15/17	(2,077)
State Street Bank & Trust Co.	THB	10,917	USD	313	6/15/17	(7,733)
State Street Bank & Trust Co.	USD	51	AUD	68	6/15/17	(186)
State Street Bank & Trust Co.	USD	418	CAD	558	6/15/17	(5,054)
State Street Bank & Trust Co.	USD	176	CHF	177	6/15/17	6,482
State Street Bank & Trust Co.	USD	7	DKK	46	6/15/17	(2)
State Street Bank & Trust Co.	USD	242	EUR	225	6/15/17	10,812
State Street Bank & Trust Co.	USD	810	GBP	634	6/15/17	6,245
State Street Bank & Trust Co.	USD	93	HKD	723	6/15/17	(162)
State Street Bank & Trust Co.	USD	87	ILS	307	6/15/17	188
State Street Bank & Trust Co.	USD	719	JPY	80,836	6/15/17	11,096
State Street Bank & Trust Co.	USD	684	MXN	13,496	6/15/17	38,666
State Street Bank & Trust Co.	USD	115	NOK	972	6/15/17	(73)
State Street Bank & Trust Co.	USD	322	NZD	463	6/15/17	5,734
State Street Bank & Trust Co.	USD	127	SEK	1,113	6/15/17	862
State Street Bank & Trust Co.	USD	83	SGD	115	6/15/17	80
State Street Bank & Trust Co.	USD	588	THB	20,435	6/15/17	12,334

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 29

PORTFOLIO OF INVESTMENTS (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
State Street Bank & Trust Co.	AUD	106	USD	78	7/18/17	$476
State Street Bank & Trust Co.	CAD	85	USD	63	7/18/17	380
State Street Bank & Trust Co.	EUR	145	USD	162	7/18/17	(352)
State Street Bank & Trust Co.	GBP	156	USD	201	7/18/17	1,147
State Street Bank & Trust Co.	NOK	447	USD	54	7/18/17	670
State Street Bank & Trust Co.	SGD	62	USD	44	7/18/17	(142)
State Street Bank & Trust Co.	USD	30	AUD	40	7/18/17	(85)
State Street Bank & Trust Co.	USD	13	CHF	13	7/18/17	(3)
State Street Bank & Trust Co.	USD	98	EUR	87	7/18/17	375
State Street Bank & Trust Co.	USD	53	EUR	47	7/18/17	(19)
State Street Bank & Trust Co.	USD	41	JPY	4,478	7/18/17	(24)
UBS AG	BRL	831	USD	261	6/02/17	4,026
UBS AG	USD	256	BRL	831	6/02/17	613
UBS AG	KRW	311,623	USD	274	6/15/17	(4,866)
UBS AG	PHP	23,176	USD	456	6/15/17	(9,516)

						$33,409

CALL OPTIONS WRITTEN (see Note D)

Description	Contracts	Exercise Price		Expiration Month	Premiums Received	U.S. $ Value
Euro STOXX 50 Index(g)	240	EUR	3,525.00	June 2017	$19,687	$(15,038)
FTSE 100 Index(g)	50	GBP	7,325.00	June 2017	5,702	(13,011)
Nikkei 225 Index(g)	3,000	JPY	19,875.00	June 2017	7,818	(1,345)
S&P 500 Index(h)	14	USD	2,390.00	June 2017	42,857	(42,980)
S&P ASX 200 Index(g)	30	AUD	5,875.00	June 2017	1,334	(130)
S&P TSX 60 Index(g)	370	CAD	920.00	July 2017	3,481	(3,592)

					$80,879	$(76,096)

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note D)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$310	8/21/20	3 Month LIBOR	1.620%	$875
Morgan Stanley & Co., LLC/(CME Group)		1,050	1/10/22	3 Month LIBOR	1.941%	12,622
Morgan Stanley & Co., LLC/(CME Group)	EUR	990	1/10/22	0.107%	6 Month EURIBOR	(924)
Morgan Stanley & Co., LLC/(CME Group)	JPY	14,100	12/22/24	0.519%	6 Month LIBOR	(3,780)
Morgan Stanley & Co., LLC/(CME Group)		10,630	1/14/25	0.478%	6 Month LIBOR	(2,512)

30 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	JPY	10,450	2/06/25	0.548%	6 Month LIBOR	$(2,966)
Morgan Stanley & Co., LLC/(CME Group)		$310	2/11/25	3 Month LIBOR	2.083%	2,796
Morgan Stanley & Co., LLC/(CME Group)	EUR	120	8/14/25	0.955%	6 Month EURIBOR	(5,295)
Morgan Stanley & Co., LLC/(CME Group)	CHF	20	9/02/25	0.256%	6 Month LIBOR	(543)
Morgan Stanley & Co., LLC/(CME Group)		140	10/02/25	0.210%	6 Month LIBOR	(3,012)
Morgan Stanley & Co., LLC/(CME Group)	NZD	400	11/19/25	3 Month BKBM	3.610%	11,490
Morgan Stanley & Co., LLC/(CME Group)	CHF	170	11/19/25	0.048%	6 Month LIBOR	(1,293)
Morgan Stanley & Co., LLC/(CME Group)		$60	11/19/25	3 Month LIBOR	2.202%	590
Morgan Stanley & Co., LLC/(CME Group)	SEK	80	1/12/26	3 Month STIBOR	1.470%	543
Morgan Stanley & Co., LLC/(CME Group)	NZD	90	2/03/26	3 Month BKBM	3.375%	1,962
Morgan Stanley & Co., LLC/(CME Group)	JPY	8,540	4/04/26	0.144%	6 Month LIBOR	352
Morgan Stanley & Co., LLC/(CME Group)	EUR	170	4/04/26	0.564%	6 Month EURIBOR	1,195
Morgan Stanley & Co., LLC/(CME Group)		$100	4/04/26	3 Month LIBOR	1.687%	(3,332)
Morgan Stanley & Co., LLC/(CME Group)	CHF	100	6/09/26	-0.210%	6 Month LIBOR	2,354
Morgan Stanley & Co., LLC/(CME Group)		$40	8/19/26	3 Month LIBOR	1.466%	(2,089)
Morgan Stanley & Co., LLC/(CME Group)		270	9/26/26	3 Month LIBOR	1.489%	(14,753)
Morgan Stanley & Co., LLC/(CME Group)	AUD	160	9/26/26	6 Month BBSW	2.160%	(4,618)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 31

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$140	10/11/26	3 Month LIBOR	1.613%	$(6,192)
Morgan Stanley & Co., LLC/(CME Group)		160	10/13/26	3 Month LIBOR	1.633%	(6,799)
Morgan Stanley & Co., LLC/(CME Group)	AUD	200	12/02/26	6 Month BBSW	2.955%	4,931
Morgan Stanley & Co., LLC/(CME Group)		150	12/23/26	6 Month BBSW	3.078%	4,830
Morgan Stanley & Co., LLC/(CME Group)	EUR	290	12/27/26	0.729%	6 Month EURIBOR	(1,132)
Morgan Stanley & Co., LLC/(CME Group)	CHF	250	12/28/26	0.193%	6 Month LIBOR	(3,331)
Morgan Stanley & Co., LLC/(CME Group)	NZD	240	12/28/26	3 Month BKBM	3.580%	7,924
Morgan Stanley & Co., LLC/(CME Group)		$160	12/28/26	3 Month LIBOR	2.491%	6,235
Morgan Stanley & Co., LLC/(CME Group)	JPY	18,420	12/29/26	0.255%	6 Month LIBOR	(718)
Morgan Stanley & Co., LLC/(CME Group)		$310	2/06/27	3 Month LIBOR	2.420%	9,581
Morgan Stanley & Co., LLC/(CME Group)		640	2/16/27	3 Month LIBOR	2.434%	20,338
Morgan Stanley & Co., LLC/(CME Group)		420	2/27/27	3 Month LIBOR	2.380%	11,108
Morgan Stanley & Co., LLC/(CME Group)	GBP	290	2/28/27	1.159%	6 Month LIBOR	(2,070)
Morgan Stanley & Co., LLC/(CME Group)	AUD	420	3/01/27	6 Month BBSW	2.973%	9,769
Morgan Stanley & Co., LLC/(CME Group)	JPY	35,680	3/02/27	0.248%	6 Month LIBOR	(839)
Morgan Stanley & Co., LLC/(CME Group)	NZD	480	3/02/27	3 Month BKBM	3.455%	9,250
Morgan Stanley & Co., LLC/(CME Group)	CHF	350	3/02/27	0.038%	6 Month LIBOR	1,938

32 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)		$340	3/02/27	3 Month LIBOR	2.355%	$7,219
Morgan Stanley & Co., LLC/(CME Group)		420	3/07/27	3 Month LIBOR	2.490%	13,984
Morgan Stanley & Co., LLC/(CME Group)		140	3/13/27	3 Month LIBOR	2.580%	5,772
Morgan Stanley & Co., LLC/(CME Group)		160	3/16/27	3 Month LIBOR	2.590%	6,715
Morgan Stanley & Co., LLC/(CME Group)		180	3/22/27	3 Month LIBOR	2.488%	5,816
Morgan Stanley & Co., LLC/(CME Group)	EUR	150	3/24/27	6 Month EURIBOR	0.829%	1,460
Morgan Stanley & Co., LLC/(CME Group)		$200	3/29/27	3 Month LIBOR	2.365%	4,148
Morgan Stanley & Co., LLC/(CME Group)	GBP	340	3/30/27	1.187%	6 Month LIBOR	(3,194)
Morgan Stanley & Co., LLC/(CME Group)	JPY	19,640	4/03/27	0.264%	6 Month LIBOR	(655)
Morgan Stanley & Co., LLC/(CME Group)	NOK	10,190	4/03/27	6 Month NIBOR	1.909%	11,293
Morgan Stanley & Co., LLC/(CME Group)	CHF	280	4/03/27	0.133%	6 Month LIBOR	(831)
Morgan Stanley & Co., LLC/(CME Group)	NZD	260	4/03/27	3 Month BKBM	3.410%	3,999
Morgan Stanley & Co., LLC/(CME Group)		$210	4/03/27	3 Month LIBOR	2.428%	5,528
Morgan Stanley & Co., LLC/(CME Group)		260	4/04/27	3 Month LIBOR	2.421%	6,679
Morgan Stanley & Co., LLC/(CME Group)		150	4/07/27	3 Month LIBOR	2.374%	3,182
Morgan Stanley & Co., LLC/(CME Group)		280	4/21/27	3 Month LIBOR	2.197%	1,258
Morgan Stanley & Co., LLC/(CME Group)	CAD	580	4/25/27	1.807%	3 Month CDOR	(3,642)

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 33

PORTFOLIO OF INVESTMENTS (continued)

				Rate Type
Clearing Broker/ (Exchange)	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Morgan Stanley & Co., LLC/(CME Group)	GBP	300	4/25/27	1.131%	6 Month LIBOR	$(380)
Morgan Stanley & Co., LLC/(CME Group)	AUD	470	4/26/27	6 Month BBSW	2.853%	6,487
Morgan Stanley & Co., LLC/(CME Group)	JPY	17,650	4/27/27	0.238%	6 Month LIBOR	(128)
Morgan Stanley & Co., LLC/(CME Group)	SEK	7,270	4/27/27	3 Month STIBOR	1.108%	8,847
Morgan Stanley & Co., LLC/(CME Group)	NOK	4,090	4/27/27	6 Month NIBOR	1.935%	5,358
Morgan Stanley & Co., LLC/(CME Group)	EUR	510	4/27/27	0.814%	6 Month EURIBOR	(3,047)
Morgan Stanley & Co., LLC/(CME Group)	CHF	430	4/27/27	0.150%	6 Month LIBOR	(1,652)
Morgan Stanley & Co., LLC/(CME Group)	NZD	330	4/27/27	3 Month BKBM	3.370%	4,001
Morgan Stanley & Co., LLC/(CME Group)	$	310	4/27/27	3 Month LIBOR	2.326%	4,980
Morgan Stanley & Co., LLC/(CME Group)		150	4/28/27	3 Month LIBOR	2.330%	2,459
Morgan Stanley & Co., LLC/(CME Group)	EUR	230	5/05/27	6 Month EURIBOR	0.790%	634
Morgan Stanley & Co., LLC/(CME Group)	$	290	5/16/27	3 Month LIBOR	2.278%	3,163
Morgan Stanley & Co., LLC/(CME Group)		470	5/31/27	3 Month LIBOR	2.225%	2,652
Morgan Stanley & Co., LLC/(CME Group)	EUR	210	6/02/27	6 Month EURIBOR	0.762%	(433)
Morgan Stanley & Co., LLC/(CME Group)	$	220	8/21/45	3 Month LIBOR	2.630%	10,032
Morgan Stanley & Co., LLC/(CME Group)		70	9/04/45	3 Month LIBOR	2.708%	4,127

						$170,316

34 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INFLATION (CPI) SWAPS (see Note D)

			Rate Type
Swap Counterparty	Notional Amount (000)	Termination Date	Payments made by the Fund	Payments received by the Fund	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG	$1,920	10/01/20	1.273%	CPI#	$48,709
JPMorgan Chase Bank, NA	400	11/10/21	1.896%	CPI#	2,586

					$51,295

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

TOTAL RETURN SWAPS (see Note D)

Counterparty & Referenced Obligation	# of Shares or Units	Rate Paid/ Received	Notional Amount (000)	Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation
Morgan Stanley Capital Services LLC
MS Global Equity Long Index	154,443	FedFundEffective Plus 0.55%	$15,500	6/30/17	$	– 0	–
Pay Total Return on Reference Obligation
Citibank, NA
iBoxx $ Liquid High Yield Index	3,910,000	LIBOR	3,910	3/20/18		9,132
JPMorgan EM Local Currency Bond ETF	22,860	LIBOR Minus 0.15%	429	6/15/18		(2,377)

						$6,755

(a)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.

(d)	Non-income producing security.

(e)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate market value of these securities amounted to $2,060,505 or 3.3% of net assets.

(f)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

(g)	One contract relates to 1 share.

(h)	One contract relates to 100 shares.

Currency Abbreviations:

ARS – Argentine Peso

AUD – Australian Dollar

BRL – Brazilian Real

CAD – Canadian Dollar

CHF – Swiss Franc

CLP – Chilean Peso

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 35

PORTFOLIO OF INVESTMENTS (continued)

CNY – Chinese Yuan Renminbi

COP – Colombian Peso

DKK – Danish Krone

DOP – Dominican Peso

EGP – Egyptian Pound

EUR – Euro

GBP – Great British Pound

HKD – Hong Kong Dollar

IDR – Indonesian Rupiah

ILS – Israeli Shekel

INR – Indian Rupee

JPY – Japanese Yen

KRW – South Korean Won

MXN – Mexican Peso

MYR – Malaysian Ringgit

NOK – Norwegian Krone

NZD – New Zealand Dollar

PEN – Peruvian Sol

PHP – Philippine Peso

SEK – Swedish Krona

SGD – Singapore Dollar

THB – Thailand Baht

TRY – Turkish Lira

TWD – New Taiwan Dollar

USD – United States Dollar

ZAR – South African Rand

Glossary:

ADR – American Depositary Receipt

ASX – Australian Stock Exchange

BBSW – Bank Bill Swap Reference Rate (Australia)

BKBM – Bank Bill Benchmark (New Zealand)

CBT – Chicago Board of Trade

CDOR – Canadian Dealer Offered Rate

CME – Chicago Mercantile Exchange

EAFE – Europe, Australia, and Far East

ETF – Exchange Traded Fund

ETN – Exchange Traded Note

EURIBOR – Euro Interbank Offered Rate

FedFundEffective – Federal Funds Effective Rate

FTSE – Financial Times Stock Exchange

LIBOR – London Interbank Offered Rates

MSCI – Morgan Stanley Capital International

NIBOR – Norwegian Interbank Offered Rate

PJSC – Public Joint Stock Company

REG – Registered Shares

REIT – Real Estate Investment Trust

SPDR – Standard & Poor’s Depository Receipt

SPI – Share Price Index

STIBOR – Stockholm Interbank Offered Rate

TOPIX – Tokyo Price Index

TSX – Toronto Stock Exchange

See notes to financial statements.

36 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

The following table represents the equity basket holdings underlying the total return swap with MS (Morgan Stanley) Global Equity Long Index as of May 31, 2017.

Security Description	Shares
MS Global Equity Long Index
Aena SA	390
Aetna, Inc.	1,264
Alphabet, Inc.	117
Altria Group, Inc.	2,099
Amadeus IT Group SA	2,349
Amcor Ltd./Australia	11,379
Amdocs Ltd.	2,179
Anthem, Inc.	1,007
Aon PLC	398
Apple, Inc.	1,461
Aristocrat Leisure Ltd.	8,096
AutoZone, Inc.	73
Bandai Namco Holdings, Inc.	3,265
Bemis Co., Inc.	1,048
Booz Allen Hamilton Holding Corp.	4,213
British American Tobacco PLC	2,938
CGI Group, Inc.	1,337
Check Point Software Technologies Ltd.	943
Comcast Corp.	3,446
Covestro AG	1,513
DBS Group Holdings Ltd.	7,595
Diageo PLC	1,779
Direct Line Insurance Group PLC	15,809
DNB ASA	6,281
EDP – Energias de Portugal SA	15,899
Endesa SA	2,241
Equifax, Inc.	710
Euler Hermes Group	369
Experian PLC	4,473
Fidelity National Information Services, Inc.	892
FNF Group	3,748
G4S PLC	12,409
Gilead Sciences, Inc.	1,506
Helen of Troy Ltd.	835
Home Depot, Inc. (The)	806
HUGO BOSS AG	1,364
IG Group Holdings PLC	5,894
Imperial Brands PLC	792
Informa PLC	5,815
Kone OYJ	1,055
Logitech International SA	2,206
Marsh & McLennan Cos., Inc.	2,185
Mastercard, Inc.	634
Merck & Co., Inc.	2,405
Microsoft Corp.	3,604
Mitsubishi UFJ Financial Group, Inc.	23,221
MSC Industrial Direct Co., Inc.	997

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 37

PORTFOLIO OF INVESTMENTS (continued)

Security Description	Shares
National Australia Bank Ltd.	3,244
Nice Ltd.	2,020
Nielsen Holdings PLC	1,515
Nippon Shokubai Co., Ltd.	706
Nordea Bank AB	6,710
Omnicom Group, Inc.	1,858
Oracle Corp.	4,939
Oracle Corp. Japan	2,364
Oversea-Chinese Banking Corp., Ltd.	11,173
PALTAC Corp.	1,641
Pfizer, Inc.	3,829
Philip Morris International, Inc.	1,743
PNC Financial Services Group, Inc. (The)	388
Procter & Gamble Co. (The)	881
Raytheon Co.	1,119
Reckitt Benckiser Group PLC	1,304
Regal Entertainment Group	6,099
RELX NV	9,035
Republic Services, Inc.	827
Roche Holding AG	318
Ross Stores, Inc.	1,904
Royal Bank of Canada	2,085
Royal Dutch Shell PLC	6,172
Saab AB	1,533
Sage Group PLC (The)	6,076
Salmar ASA	4,387
Sanderson Farms, Inc.	443
Sanofi	1,256
Schlumberger Ltd.	782
Scripps Networks Interactive, Inc.	1,092
Sealed Air Corp.	1,160
Sherwin-Williams Co. (The)	275
SPDR S&P500 ETF Trust	344
Swedbank AB	1,826
Texas Instruments, Inc.	1,928
Thomson Reuters Corp.	2,192
TJX Cos., Inc. (The)	2,258
Toronto-Dominion Bank (The)	2,763
TOTAL SA	1,936
Total System Services, Inc.	2,672
Tryg A/S	4,278
Tyson Foods, Inc.	1,833
UnitedHealth Group, Inc.	1,020
Vantiv, Inc.	923
Wolters Kluwer NV	1,626
WPP PLC	3,376

38 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF ASSETS & LIABILITIES

May 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $32,904,257)	$33,075,692	(a)
Affiliated issuers (cost $30,195,778—including investment of cash collateral for securities loaned of $2,326,473)	30,609,882
Cash collateral due from broker	843,026
Foreign currencies, at value (cost $1,301,126)	1,298,491
Receivable for investment securities sold and foreign currency transactions	4,319,747
Receivable for capital stock sold	1,110,268
Unaffiliated dividends and interest receivable	239,530
Unrealized appreciation on forward currency exchange contracts	215,031
Receivable for terminated total return swaps	209,148
Affiliated dividends receivable	84,270
Unrealized appreciation on inflation swaps	51,295
Receivable for variation margin on exchange-traded derivatives	22,227
Receivable due from Adviser	12,137
Unrealized appreciation on total return swaps	9,132
Receivable for terminated centrally cleared interest rate swaps	933

Total assets	72,100,809

Liabilities
Due to custodian	4,376,670
Options written, at value (premiums received $80,879)	76,096
Payable for collateral received on securities loaned	2,326,473
Payable for investment securities purchased and foreign currency transactions	1,668,301
Unrealized depreciation on forward currency exchange contracts	181,622
Payable for variation margin on exchange-traded derivatives	22,711
Payable for capital stock redeemed	11,505
Unrealized depreciation on total return swaps	2,377
Transfer Agent fee payable	1,657
Payable for terminated total return swaps	1,107
Distribution fee payable	769
Payable for terminated centrally cleared interest rate swaps	598
Accrued expenses	89,670

Total liabilities	8,759,556

Net Assets	$63,341,253

Composition of Net Assets
Capital stock, at par	$616
Additional paid-in capital	62,080,513
Distributions in excess of net investment income	(105,747)
Accumulated net realized gain on investment and foreign currency transactions	570,749
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	795,122

	$63,341,253

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 39

STATEMENT OF ASSETS & LIABILITIES (continued)

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$2,650,004	257,973	$10.27	*

C	$259,042	25,202	$10.28

Advisor	$60,432,207	5,875,394	$10.29

(a)	Includes securities on loan with a value of $2,257,362 (see Note E).

*	The maximum offering price per share for Class A shares was $10.73 which reflects a sales charge of 4.25%.

See notes to financial statements.

40 | AB ALL MARKET INCOME PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $23,380)	$476,780
Affiliated issuers	403,750
Interest	97,138
Securities lending income	852
Other income	161	$978,681

Expenses
Advisory fee (see Note B)	129,776
Distribution fee—Class A	2,067
Distribution fee—Class C	894
Transfer agency—Class A	399
Transfer agency—Class C	63
Transfer agency—Advisor Class	9,583
Custodian	64,063
Audit and tax	52,888
Administrative	30,967
Legal	27,135
Registration fees	25,700
Directors’ fees	13,069
Printing	6,954
Miscellaneous	23,039

Total expenses	386,597
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(279,293)

Net expenses		107,304

Net investment income		871,377

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Affiliated Underlying Portfolios		(10,990)
Investment transactions		1,095,411
Futures		(282,948)
Options written		(98,630)
Swaps		587,329
Foreign currency transactions		48,030
Net change in unrealized appreciation/depreciation of:
Affiliated Underlying Portfolios		493,830
Investments		(149,733)
Futures		(93,019)
Options written		9,486
Swaps		197,909
Foreign currency denominated assets and liabilities		30,706

Net gain on investment and foreign currency transactions		1,827,381

Net Increase in Net Assets from Operations		$2,698,758

See notes to financial statements.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 41

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$871,377		$946,602
Net realized gain (loss) on investment and foreign currency transactions	1,338,202		(440,811)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	489,179		984,984

Net increase in net assets from operations	2,698,758		1,490,775
Dividends and Distributions to Shareholders from
Net investment income
Class A	(50,172)		(4,571)
Class C	(5,403)		(1,299)
Advisor Class	(1,237,413)		(1,032,077)
Net realized gain on investment transactions
Class A	– 0	–	(158)
Class C	– 0	–	(87)
Advisor Class	– 0	–	(159,892)
Capital Stock Transactions
Net increase	41,508,828		2,186,940

Total increase	42,914,598		2,479,631
Net Assets
Beginning of period	20,426,655		17,947,024

End of period (including distributions in excess of net investment income of ($105,747) and undistributed net investment income of $315,864, respectively)	$63,341,253		$20,426,655

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB All Market Income Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been issued. As of May 31, 2017, AllianceBernstein L.P. (the “Adviser”), was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates,

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NOTES TO FINANCIAL STATEMENTS (continued)

yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3. In addition, non-agency rated investments are classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options generally will be classified as Level 2. For options that do not trade on exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

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NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Investment Companies	$28,331,904		$	– 0	–	$	– 0	–	$28,331,904
Common Stocks:
Financials	1,928,603			2,093,245			– 0	–	4,021,848
Information Technology	3,055,100			495,440			– 0	–	3,550,540
Consumer Discretionary	1,438,606			1,124,812			– 0	–	2,563,418
Industrials	1,116,929			997,140			– 0	–	2,114,069
Health Care	1,427,553			663,483			– 0	–	2,091,036
Energy	1,139,368			899,520			– 0	–	2,038,888
Consumer Staples	1,113,464			609,530			– 0	–	1,722,994
Telecommunication Services	655,654			303,813			– 0	–	959,467
Materials	471,975			395,637			– 0	–	867,612
Real Estate	450,818			228,436			– 0	–	679,254
Utilities	393,720			277,903			– 0	–	671,623
Preferred Stocks	3,534,550			230,390			– 0	–	3,764,940
Emerging Markets – Treasuries	– 0	–		1,648,213			– 0	–	1,648,213
Emerging Markets – Sovereigns	– 0	–		1,213,000			– 0	–	1,213,000
Governments – Treasuries	– 0	–		249,465			– 0	–	249,465
Short-Term Investments:
Investment Companies	4,629,742			– 0	–		– 0	–	4,629,742
Governments – Sovereign Bonds	– 0	–		241,088			– 0	–	241,088
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	2,326,473			– 0	–		– 0	–	2,326,473

Total Investments in Securities	52,014,459			11,671,115			– 0	–	63,685,574
Other Financial Instruments(a):
Assets:
Futures	98,307			39,327			– 0	–	137,634	(b)
Forward Currency Exchange Contracts	– 0	–		215,031			– 0	–	215,031
Centrally Cleared Interest Rate Swaps	– 0	–		250,476			– 0	–	250,476	(b)
Inflation (CPI) Swaps	– 0	–		51,295			– 0	–	51,295
Total Return Swaps	– 0	–		9,132			– 0	–	9,132
Liabilities:
Futures	(183,663)			(8,713)			– 0	–	(192,376	)(b)
Forward Currency Exchange Contracts	– 0	–		(181,622)			– 0	–	(181,622)
Call Options Written	– 0	–		(76,096)			– 0	–	(76,096)
Centrally Cleared Interest Rate Swaps	– 0	–		(80,160)			– 0	–	(80,160	)(b)
Total Return Swaps	– 0	–		(2,377)			– 0	–	(2,377)

Total(c)	$51,929,103			$11,887,408		$	– 0	–	$63,816,511

(a)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include options written which are valued at market value.

(b)	Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 47

NOTES TO FINANCIAL STATEMENTS (continued)

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed

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NOTES TO FINANCIAL STATEMENTS (continued)

income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

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NOTES TO FINANCIAL STATEMENTS (continued)

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Offering Expenses

Offering expenses of $61,413 were deferred and amortized on a straight line basis over a one year period starting from December 18, 2014 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .70% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses, excluding, among other items, the Portfolio’s proportionate share of the advisory fees and other expenses of AB High Income Fund, Inc. (“ABHI”) on an annual basis (the “Expense Caps”) to .99%, 1.74% and .74% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through May 10, 2016 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $417,022 for the fiscal period ended November 30, 2015 and $192,023 for the year ended November 30, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual fund operating expenses to exceed the net fee percentages set forth above. For the six months ended May 31, 2017, such reimbursements/waivers amounted to $215,479. The Expense Caps may not be terminated by the Adviser before March 1, 2018.

The Fund currently invests in ABHI, an open-end management investment company managed by the Adviser. The Adviser has contractually agreed to waive its management fees and/or bear Fund expenses through March 1, 2018 in an amount equal to the Fund’s proportionate share of all advisory fees and other expenses of ABHI that are indirectly borne by the Fund. For the six months ended May 31, 2017, such waiver amounted to $30,793.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of ..20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2017, such waiver amounted to $1,805. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended May 31, 2017 is as follows:

Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)	Dividend Income (000)
$ 1,099	$21,109	$17,578	$4,630	$5

A summary of the Fund’s transactions in shares of ABHI for the six months ended May 31, 2017 is as follows:

AB High Income Fund, Inc.
						Distributions
Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Realized Gain (Loss) (000)	Change in Unrealized Appr./ (Depr.) (000)	Market Value 5/31/17 (000)	Income (000)	Realized Gains (000)
$ 7,705	$16,452	$986	$(11)	$494	$23,654	$398	$	– 0	–

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2017, the Adviser voluntarily agreed to waive such fees amounting to $30,967.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,955 for the six months ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $357 from the sale of Class A shares and received $– 0 – and $– 0 – in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and C shares, respectively, for the six months ended May 31, 2017.

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NOTES TO FINANCIAL STATEMENTS (continued)

The Fund may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment advisor, common officers, or common directors. For the six months ended May 31, 2017, the purchase and sale transactions with an affiliated fund in compliance with Rule 17a-7 under the 1940 Act were $0 and $104,456, respectively.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2017 amounted to $15,361, of which $0 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $– 0 – for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$53,777,604		$17,590,834
U.S. government securities	– 0	–	– 0	–

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NOTES TO FINANCIAL STATEMENTS (continued)

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding futures, foreign currency and swap transactions) are as follows:

Gross unrealized appreciation	$1,230,937
Gross unrealized depreciation	(645,398)

Net unrealized appreciation	$585,539

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Fund, as well as the methods in which they may be used are:

•	Futures

The Fund may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Fund bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Fund may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into futures, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

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NOTES TO FINANCIAL STATEMENTS (continued)

During the six months ended May 31, 2017, the Fund held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sale commitments denominated in foreign currencies and for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

During the six months ended May 31, 2017, the Fund held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, the Fund may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Fund was permitted to expire without being sold or exercised, its premium would represent a loss to the Fund. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

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When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

During the six months ended May 31, 2017, the Fund held written options for hedging and non-hedging purposes.

For the six months ended May 31, 2017, the Fund had the following transactions in written options:

	Number of Contracts		Premiums Received
Options written outstanding as of 11/30/16	1,276		$30,954
Options written	17,305		401,333
Options Assigned	– 0	–	– 0	–
Options bought back	(14,877)		(351,408)
Options Expired	– 0	–	– 0	–

Options written outstanding as of 5/31/17	3,704		$80,879

•	Swaps

The Fund may enter into swaps to hedge its exposure to interest rates, credit risks or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions” or in order to take a “long” or “short” position with respect to an underlying referenced asset described below under “Total Return Swaps”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In

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addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swaps to provide value and recourse to the Fund or its counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Fund enters into a centrally cleared swap, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal

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to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Fund holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Fund may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Fund may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Fund may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

During the six months ended May 31, 2017, the Fund held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Fund against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if unexpected inflation increases.

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During the six months ended May 31, 2017, the Fund held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fund may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Fund, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Fund for the same reference obligation with the same counterparty. As of May 31, 2017, the Fund did not have Buy Contracts outstanding with respect to the same referenced obligation and counterparty Sale Contracts outstanding.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Fund.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the likelihood of default

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by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the six months ended May 31, 2017, the Fund held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

The Fund may enter into total return swaps in order take a “long” or “short” position with respect to an underlying referenced asset. The Fund is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Fund will receive a payment from or make a payment to the counterparty.

During the six months ended May 31, 2017, the Fund held total return swaps for hedging and non-hedging purposes.

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) or similar master agreements (collectively, “Master Agreements”) with its derivative contract counterparties in order to, among other things, reduce its credit risk to counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination.

Various Master Agreements govern the terms of certain transactions with counterparties, including transactions such as derivative transactions, repurchase and reverse repurchase agreements. These Master Agreements typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty

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gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party. In the event of a default by a Master Agreements counterparty, the return of collateral with market value in excess of the Fund’s net liability, held by the defaulting party, may be delayed or denied.

The Fund’s Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Fund decline below specific levels (“net asset contingent features”). If these levels are triggered, the Fund’s counterparty has the right to terminate such transaction and require the Fund to pay or receive a settlement amount in connection with the terminated transaction. For additional details, please refer to netting arrangements by counterparty tables below.

During the six months ended May 31, 2017, the Fund had entered into the following derivatives:

	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on exchange-traded derivatives	$297,562	*	Receivable/Payable for variation margin on exchange-traded derivatives	$81,395	*

Equity contracts	Receivable/Payable for variation margin on exchange-traded derivatives	90,548	*	Receivable/Payable for variation margin on exchange-traded derivatives	191,141	*

Foreign exchange contracts	Unrealized appreciation on forward currency exchange contracts	215,031		Unrealized depreciation on forward currency exchange contracts	181,622

Equity contracts				Options written, at value	76,096

Interest rate contracts	Unrealized appreciation on inflation swaps	51,295

Equity contracts	Unrealized appreciation on total return swaps	9,132		Unrealized depreciation on total return swaps	2,377

Total		$663,568			$532,631

*	Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities.

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This amount reflects cumulative appreciation/(depreciation) of exchange-traded derivatives as reported in the portfolio of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(2,864)	$61,709

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(280,084)	(154,728)

Foreign exchange contracts	Net realized gain (loss) on foreign currency transactions; Net change in unrealized appreciation/depreciation of foreign currency denominated assets and liabilities	21,961	30,045

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	(98,630)	9,486

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(12,064)	219,240

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	45,608	(28,086)

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	553,785	6,755

Total		$227,712	$144,421

The following table represents the average monthly volume of the Fund’s derivative transactions during the six months ended May 31, 2017:

Futures:
Average original value of buy contracts	$3,572,428
Average original value of sale contracts	$7,634,573

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Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$7,653,297
Average principal amount of sale contracts	$9,124,632
Inflation Swaps:
Average notional amount	$2,320,000
Centrally Cleared Interest Rate Swaps:
Average notional amount	$12,106,565
Credit Default Swaps:
Average notional amount of sale contracts	$190,773	(a)
Centrally Cleared Credit Default Swaps:
Average notional amount of sale contracts	$1,498,980	(b)
Total Return Swaps:
Average notional amount	$7,596,207

(a)	Positions were open for less than one month during the period.

(b)	Positions were open for four months during the period.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All derivatives held at period end were subject to netting arrangements. The following table presents the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under Master Agreements (“MA”) and net of the related collateral received/pledged by the Fund as of May 31, 2017:

Counterparty	Derivative Assets Subject to a MA	Derivative Available for Offset	Cash Collateral Received	Security Collateral Received	Net Amount of Derivatives Assets
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$22,227	$(22,227)	$	– 0	–	$	– 0	–	$	– 0	–

Total	$22,227	$(22,227)	$	– 0	–	$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$6,414	$(5,451)	$	– 0	–	$	– 0	–	$963
Barclays Bank PLC	33,978	(30,935)	– 0	–	– 0	–	3,043
BNP Paribas SA	346	(346)	– 0	–	– 0	–	– 0	–
Citibank, NA	9,132	(2,377)	– 0	–	– 0	–	6,755
Credit Suisse International	35,039	(24,610)	– 0	–	– 0	–	10,429
Deutsche Bank AG	48,709	(15,611)	– 0	–	– 0	–	33,098
Goldman Sachs International	4,409	(4,409)	– 0	–	– 0	–	– 0	–
JPMorgan Chase Bank, NA	4,683	– 0	–	– 0	–	– 0	–	4,683
Morgan Stanley Capital Services, Inc./ Morgan Stanley And Co. International	21,050	(16,133)	– 0	–	– 0	–	4,917
Nomura Global Financial Products, Inc.	4,727	(2,871)	– 0	–	– 0	–	1,856
Standard Chartered Bank	5,965	(3,552)	– 0	–	– 0	–	2,413
State Street Bank & Trust Co.	96,367	(86,318)	– 0	–	– 0	–	10,049
UBS AG	4,639	(4,639)	– 0	–	– 0	–	– 0	–

Total	$275,458	$(197,252)	$	– 0	–	$	– 0	–	$78,206	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivative Available for Offset	Cash Collateral Pledged**			Security Collateral Pledged			Net Amount of Derivatives Liabilities
Exchange-Traded Derivatives:
Morgan Stanley & Co., Inc./Morgan Stanley & Co., LLC*	$65,691	$(22,227)		$(43,464)		$	– 0	–	$	– 0	–

Total	$65,691	$(22,227)		$(43,464)		$	– 0	–	$	– 0	–

OTC Derivatives:
Bank of America, NA	$5,451	$(5,451)	$	– 0	–	$	– 0	–	$	– 0	–
Barclays Bank PLC	30,935	(30,935)		– 0	–		– 0	–		– 0	–
BNP Paribas SA	5,254	(346)		– 0	–		– 0	–		4,908
Citibank, NA	2,377	(2,377)		– 0	–		– 0	–		– 0	–
Credit Suisse International	24,610	(24,610)		– 0	–		– 0	–		– 0	–
Deutsche Bank AG	15,611	(15,611)		– 0	–		– 0	–		– 0	–
Goldman Sachs International	9,621	(4,409)		– 0	–		– 0	–		5,212
Morgan Stanley Capital Services, Inc./ Morgan Stanley And Co. International	16,133	(16,133)		– 0	–		– 0	–		– 0	–
Nomura Global Financial Products, Inc.	2,871	(2,871)		– 0	–		– 0	–		– 0	–
Standard Chartered Bank	3,552	(3,552)		– 0	–		– 0	–		– 0	–
State Street Bank & Trust Co.	86,318	(86,318)		– 0	–		– 0	–		– 0	–
UBS AG	14,382	(4,639)		– 0	–		– 0	–		9,743

Total	$217,115	$(197,252)	$	– 0	–	$	– 0	–		$19,863	^

*	Cash and securities have been posted for initial margin requirements for exchange-traded derivatives outstanding at May 31, 2017.

**	The actual collateral received/pledged is more than the amount reported due to over-collateralization.

^	Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

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NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2017, the Fund had securities on loan with a value of $2,257,362 and had received cash collateral which has been invested into Government Money Market Portfolio of $2,326,473. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $852 and $1,071 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2017, such waiver amounted to $249. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned

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securities. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the six months ended May 31, 2017 is as follows:

Market Value 11/30/16 (000)		Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)
$ – 0	–	$3,079	$753	$2,326

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016		Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016

Class A
Shares sold	222,768	39,129		$2,252,750	$388,454

Shares issued in reinvestment of dividends and distributions	3,896	271		39,363	2,687

Shares redeemed	(9,007)	(904)		(90,451)	(8,893)

Net increase	217,657	38,496		$2,201,662	$382,248

Class C
Shares sold	16,718	9,225		$168,685	$93,415

Shares issued in reinvestment of dividends and distributions	500	84		5,005	842

Shares redeemed	(2,326)	– 0	–	(23,361)	– 0	–

Net increase	14,892	9,309		$150,329	$94,257

Advisor Class
Shares sold	4,207,356	231,019		$42,589,992	$2,294,022

Shares issued in reinvestment of dividends and distributions	40,184	5,321		406,469	52,028

Shares redeemed	(382,603)	(63,366)		(3,839,624)	(635,615)

Net increase	3,864,937	172,974		$39,156,837	$1,710,435

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest

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rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

High Yield Debt Securities—Investments in fixed-income securities with lower ratings (commonly known as “junk bonds”) tend to have a higher probability that an issuer will default or fail to meet its payment obligations. These securities may be subject to greater price volatility due to such factors as specific corporate developments, interest rate sensitivity, negative perceptions of the junk bond market generally and less secondary market liquidity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Fund’s assets can decline as can the value of the Fund’s distributions. This risk is significantly greater for fixed-income securities with longer maturities.

Foreign (Non-U.S.) Risk—Investment in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors. These risks may be heightened with respect to investments in emerging market countries, where there may be an increased amount of economic, political and social instability.

Emerging Market Risk—Investments in emerging market countries may have more risk because the markets are less developed and less liquid, and because these investments may be subject to increased economic, political, regulatory, or other uncertainties.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

Short Sale Risk—Short sales involve the risk that the Fund will incur a loss by subsequently buying a security at a higher price than the price at which it sold the security. The amount of such loss is theoretically unlimited, as it will be based on the increase in value of the security sold short. In contrast, the risk of loss from a long position is limited to the Fund’s investment in the security, because the price of the security cannot fall below zero. The Fund may not always be able to close out a short position on favorable terms.

Leverage Risk—When the Fund borrows money or otherwise leverages its investments, its performance may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures or by borrowing money. The use of other types of derivative instruments by the Fund, such as options and swaps, may also result in a form of leverage. Leverage may result in higher returns to the Fund than if the Fund were not leveraged, but may also adversely affect returns, particularly if the market is declining.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s NAV.

Liquidity Risk—Liquidity risk occurs when certain investments become difficult to purchase or sell. Difficulty in selling less liquid securities may result in sales at disadvantageous prices affecting the value of your investment in the Fund. Causes of liquidity risk may include low trading volumes, large positions and heavy redemptions of fund shares. Over recent years, liquidity risk has also increased because the capacity of dealers in the secondary market for fixed-income securities to make markets in these securities has decreased, even as the overall bond market has grown significantly, due to, among other things, structural changes, additional regulatory requirements and capital and risk restraints that have led to reduced inventories. Liquidity risk may be higher in a rising interest rate environment, when the value and liquidity of fixed-income securities generally go down.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$1,046,479	$686,508
Long-term capital gains	151,605	– 0	–

Total taxable distributions paid	$1,198,084	$686,508

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$348,906
Undistributed capital gains	(603,760	)(a)
Unrealized appreciation/(depreciation)	109,208	(b)

Total accumulated earnings/(deficit)	$(145,646)

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $603,760.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), and the recognition for tax purposes of unrealized gains/losses on certain derivative instruments.

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund had a net short-term capital loss carryforward of $431,813 and a net long-term capital loss carryforward of $171,947, which may be carried forward for an indefinite period.

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

NOTE K

Recent Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20), Premium Amortization on Purchased Callable Debt Securities (the “ASU”) which amends the amortization period for certain purchased callable debt securities held at a premium, shortening such period to the earliest call date. The ASU does not require any accounting change for debt securities held at a discount; the discount continues to be amortized to maturity. The ASU is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. At this time, management is evaluating the implications of these changes on the financial statements.

NOTE L

Subsequent Event

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.90		$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.23		.39	.35
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.79		.37	(.24)

Net increase in net asset value from operations	1.02		.76	.11

Less: Dividends and Distributions
Dividends from net investment income	(.65)		(.52)	(.36)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.65)		(.61)	(.36)

Net asset value, end of period	$ 10.27		$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(d)	8.08%		8.20%	1.04%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$2,650		$399	$18
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.82	%^	.78%	.77	%^
Expenses, before waivers/reimbursements(e)	2.19	%^	3.91%	3.92	%^
Net investment income(c)	4.49	%^	4.04%	3.67	%^
Portfolio turnover rate	50%		94%	88%

See footnote summary on page 73.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.90		$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.18		.33	.28
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.78		.36	(.24)

Net increase in net asset value from operations	.96		.69	.04

Less: Dividends and Distributions
Dividends from net investment income	(.58)		(.45)	(.29)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.58)		(.54)	(.29)

Net asset value, end of period	$ 10.28		$ 9.90	$ 9.75

Total Return
Total investment return based on net asset value(d)	7.72%		7.42%	.31%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$259		$102	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.56	%^	1.54%	1.52	%^
Expenses, before waivers/reimbursements(e)	3.13	%^	4.70%	4.57	%^
Net investment income(c)	3.67	%^	3.34%	2.89	%^
Portfolio turnover rate	50%		94%	88%

See footnote summary on page 73.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 9.91		$ 9.75	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.24		.50	.37
Net realized and unrealized gain (loss) on investment and foreign currency transactions	.81		.29	(.24)

Net increase in net asset value from operations	1.05		.79	.13

Less: Dividends and Distributions
Dividends from net investment income	(.67)		(.54)	(.38)
Distributions from net realized gain on investment transactions	– 0	–	(.09)	– 0	–

Total dividends and distributions	(.67)		(.63)	(.38)

Net asset value, end of period	$ 10.29		$ 9.91	$ 9.75

Total Return
Total investment return based on net asset value(d)	8.29%		8.51%	1.25%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$60,432		$19,926	$17,919
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.56	%^	.53%	.53	%^
Expenses, before waivers/reimbursements(e)	2.07	%^	3.40%	3.52	%^
Net investment income(c)	4.72	%^	5.08%	3.88	%^
Portfolio turnover rate	50%		94%	88%

See footnote summary on page 73.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	In connection with the Portfolios’ investments in affiliated underlying portfolios, the Portfolios incur no direct expenses, but bear proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolios in an amount equal to the Portfolios’ pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016	December 18, 2014(a) to November 30, 2015
Class A	.17%	.21%	.22%
Class C	.18%	.20%	.22%
Advisor Class	.18%	.21%	.21%

^	Annualized.

See notes to financial statements.

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BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1) , Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Morgan C. Harting(2), Vice President Daniel J. Loewy(2), Vice President Vadim Zlotnikov(2), Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its Investment Policy Team. Messrs. Harting, Loewy, and Zlotnikov are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

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Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB All Market Income Portfolio (the “Fund”) at a meeting held on August 2-3, 2016 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer) of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors

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considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. Reimbursements, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2014 and for calendar year 2015 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

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Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an analytical service that is not affiliated with the Adviser, showing the performance of the Class A Shares of the Fund against a peer group and a peer universe selected by Broadridge, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended May 31, 2016 and (in the case of comparisons with the broad-based securities market index) the period since inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Broadridge concerning advisory fee rates paid by other funds in the same Broadridge category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors considered the Fund’s contractual advisory fee rate against a peer group median.

The Adviser informed the directors that there were no institutional products managed by it that have a substantially similar investment style.

The directors noted that the Fund invests in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory

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fees pursuant to their advisory contracts, and that the Adviser had provided, and they had reviewed, information about the expense ratios of the relevant ETFs. The directors concluded, based on the Adviser’s explanation of how it uses ETFs when they are the most cost-effective way to obtain desired exposures or to “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund is based on services that are in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs in which the Fund may invest.

The directors noted that the Fund invests in investment companies advised by the Adviser, some of which benefit from current fee waivers and/or expense caps by the Adviser. The directors’ continuance of the Advisory Agreement was made subject to the maintenance of such current fee waivers and expense caps for the period of the contract continuance on terms at least as favorable to the Fund.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by Broadridge. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The directors noted the effects of any fee waivers and/or expense reimbursements as a result of an undertaking by the Adviser. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s Broadridge category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to

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the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability (currently unprofitable) to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

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This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

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NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 81

NOTES

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NOTES

abfunds.com	AB ALL MARKET INCOME PORTFOLIO | 83

NOTES

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AB ALL MARKET INCOME PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AMI-0152-0517

MAY    05.31.17

SEMI-ANNUAL REPORT

AB ASIA EX-JAPAN EQUITY PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Asia ex-Japan Equity Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

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SEMI-ANNUAL REPORT

July 17, 2017

This report provides management’s discussion of fund performance for AB Asia ex-Japan Equity Portfolio for the semi-annual reporting period ended May 31, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB ASIA EX-JAPAN EQUITY PORTFOLIO
Class A Shares	17.61%	28.09%
Class C Shares	17.10%	27.08%
Advisor Class Shares[1]	17.60%	28.32%
MSCI AC Asia ex-Japan Index (net)	18.41%	28.08%

1	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared to its benchmark, the Morgan Stanley Capital International All Country (“MSCI AC”) Asia ex-Japan Index (net), for the six- and 12-month periods ended May 31, 2017.

All share classes of the Fund underperformed the benchmark during the six-month period, before sales charges. Despite the 20%-plus gains in the benchmark index since the start of 2017, concerns about the potential fallout of China’s policy tightening and uncertainty over the impact of US President Donald Trump’s economic policies kept investors cautious and value stocks under pressure. At the same time, a steep rally in some richly priced stocks, such as China’s giant internet commerce companies, also created headwinds for value stocks. Security selection in the consumer discretionary and energy sectors detracted relative to the benchmark; however, this was partially offset by security selection in information technology and telecommunications.

During the 12-month period, Class A and Advisor Class shares outperformed the benchmark, while Class C shares underperformed, before sales charges.

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Although the Fund was buoyed by a recovery in value stocks in the second half of 2016, this was offset by a setback at the end of the year and toward the end of the 12-month period. Security selection in the consumer discretionary and utilities sectors detracted from returns, which was partially offset by security selection in information technology and health care.

The Fund did not utilize derivatives during the six- or 12-month periods.

MARKET REVIEW AND INVESTMENT STRATEGY

Asia ex-Japan equities rose sharply in both periods. A global economic pick-up fueled a rebound in the region’s exports, as benign market reactions to US interest rate hikes soothed concerns that higher US rates could cause a mass capital flight from emerging markets. Nonetheless, political uncertainties in the US and Europe, geopolitical risks in the Middle East and the Korean peninsula, and concerns about a slowdown in China’s economic growth kept investors cautious.

The Fund continues to focus on identifying fresh company-specific opportunities through its research-driven, bottom-up approach and on maintaining disciplined risk management. After several years of elevated investor anxiety, the value opportunity—as measured by the valuation gap between the cheapest and the most expensive companies in the market—remained at high levels across the region, most notably in North Asian countries. Although the Fund trimmed its allocation to countries that have outperformed, it remained broadly overweight in Northeast Asia, particularly South Korea, and underweight in Southeast Asia.

INVESTMENT POLICIES

The Adviser seeks to achieve the Fund’s investment objective by investing, under normal circumstances, at least 80% of the Fund’s net assets in a portfolio of equity securities of companies economically tied to the Asia region, excluding companies in Japan (“Asia ex-Japan companies”), and derivatives related thereto. Asia ex-Japan companies include any company that (i) is domiciled or organized in an Asia ex-Japan country; (ii) has an established presence and conducts business in the Asia ex-Japan region; or (iii) conducts a significant part of its economic activities in the Asia ex-Japan region. Many countries in the Asia ex-Japan region are considered emerging-market or frontier-market countries. Emerging markets have less developed and smaller economies and capital markets than developed countries and frontier-market countries have less developed and smaller economies and capital markets than emerging-market countries. Equity securities may include common stocks, preferred stocks, the equity securities of real estate investment trusts, global depositary receipts and derivative instruments related to equity securities.

(continued on next page)

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The Adviser believes that, over time, securities that are undervalued by the market relative to their long-term earnings power can provide high returns. The Adviser will utilize fundamental analysis and its quantitative models to attempt to identify these securities, and will seek to build a portfolio that delivers attractive risk-adjusted returns.

The Fund expects to utilize derivatives, such as options, futures contracts, forwards and swaps. For example, the Fund may invest in futures contracts to gain exposure to foreign markets. Derivatives may provide a more efficient and economical exposure to market segments than direct investments, and may also be a more efficient way to alter the Fund’s exposure.

Fluctuations in currency exchange rates can have a dramatic impact of the returns of equity securities. The Adviser may, but frequently will not, hedge the foreign currency exposure resulting from the Fund’s security positions through the use of currency-related derivatives. The Fund may also take long and short positions in currencies (or related derivatives) independent of any such security positions. The Fund is “non-diversified”.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The MSCI AC Asia ex-Japan Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The MSCI AC Asia ex-Japan Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of Asia, excluding Japan. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns reflect the reinvestment of dividends after deduction of non-US withholding tax. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock or bond market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market.

Foreign (Non-US) Risk: Investments in securities of non-US issuers may involve more risk than those of US issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk: Investments in emerging-market and frontier-market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier-market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk: Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic and political conditions within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political and regulatory developments and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may

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DISCLOSURES AND RISKS (continued)

cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk: Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging-market currencies may be more volatile and less liquid, and subject to significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk: Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and may be subject to counterparty risk to a greater degree than more traditional investments.

Liquidity Risk: Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth

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DISCLOSURES AND RISKS (continued)

more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com. The Fund has been in operation only for a short period of time, and therefore has a very limited historical performance period. This limited performance period is unlikely to be representative of the performance the Fund will achieve over a longer period.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	28.09%	22.62%
Since Inception[1]	15.69%	12.41%
CLASS C SHARES
1 Year	27.08%	26.08%
Since Inception[1]	14.80%	14.80%
ADVISOR CLASS SHARES[2]
1 Year	28.32%	28.32%
Since Inception[1]	15.93%	15.93%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 8.18%, 8.98% and 7.81% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.40%, 2.15% and 1.15% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2018. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2015.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	22.22%
Since Inception[1]	13.86%
CLASS C SHARES
1 Year	25.62%
Since Inception[1]	16.10%
ADVISOR CLASS SHARES[2]
1 Year	27.93%
Since Inception[1]	17.30%

1	Inception date: 12/3/2015.

2	Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,176.10	$7.60	1.40%
Hypothetical**	$1,000	$1,017.95	$7.04	1.40%
Class C
Actual	$1,000	$1,171.00	$11.64	2.15%
Hypothetical**	$1,000	$1,014.21	$10.80	2.15%
Advisor Class
Actual	$1,000	$1,176.00	$6.24	1.15%
Hypothetical**	$1,000	$1,019.20	$5.79	1.15%

*	Expenses are equal to the classes’ annualized expense ratios multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

May 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $6.4

1	All data are as of May 31, 2017. The Fund’s sector and country breakdowns are expressed as a percentage of total investments and may vary over time.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

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PORTFOLIO SUMMARY (continued)

May 31, 2017 (unaudited)

TEN LARGEST HOLDINGS1

Company	U.S. $ Value	Percent of Net Assets
Samsung Electronics Co., Ltd.	$514,575	8.1%
KB Financial Group, Inc.	270,069	4.2
Hana Financial Group, Inc.	254,201	4.0
China Unicom Hong Kong Ltd.	241,230	3.8
Largan Precision Co., Ltd.	209,836	3.3
Tencent Holdings Ltd.	202,768	3.2
Agricultural Bank of China Ltd. – Class H	177,419	2.8
BOC Hong Kong Holdings Ltd.	166,928	2.6
Taiwan Semiconductor Manufacturing Co., Ltd.	155,921	2.4
Wharf Holdings Ltd. (The)	148,667	2.3
	$2,341,614	36.7%

1	Long-term investments.

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PORTFOLIO OF INVESTMENTS

May 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Information Technology – 31.2%
Electronic Equipment, Instruments & Components – 7.3%
Hon Hai Precision Industry Co., Ltd.	20,000	$68,431
Kingboard Chemical Holdings Ltd.	16,500	60,842
Largan Precision Co., Ltd.	1,330	209,836
LG Innotek Co., Ltd.	620	74,187
Tripod Technology Corp.	17,000	50,560

		463,856

Internet Software & Services – 6.7%
Alibaba Group Holding Ltd. (Sponsored ADR)(a)	1,180	144,503
NetEase, Inc. (ADR)	280	79,738
Tencent Holdings Ltd.	5,900	202,768

		427,009

Semiconductors & Semiconductor Equipment – 6.6%
Advanced Semiconductor Engineering, Inc.	52,592	67,444
Hua Hong Semiconductor Ltd.(b)	76,000	99,701
Realtek Semiconductor Corp.	29,000	96,904
Taiwan Semiconductor Manufacturing Co., Ltd.	23,000	155,921

		419,970

Technology Hardware, Storage & Peripherals – 10.6%
Pegatron Corp.	33,000	101,582
Quanta Computer, Inc.	28,000	64,034
Samsung Electronics Co., Ltd.	195	388,382
Samsung Electronics Co., Ltd. (Preference Shares)	81	126,193

		680,191

		1,991,026

Financials – 29.1%
Banks – 21.7%
Agricultural Bank of China Ltd. – Class H	366,000	177,419
BOC Hong Kong Holdings Ltd.	37,000	166,928
China CITIC Bank Corp., Ltd. – Class H	91,000	56,130
Dah Sing Financial Holdings Ltd.	8,800	67,274
DBS Group Holdings Ltd.	8,600	127,060
Hana Financial Group, Inc.	6,950	254,201
ICICI Bank Ltd.	7,000	35,565
Industrial & Commercial Bank of China Ltd. – Class H	207,000	138,213
KB Financial Group, Inc.	5,650	270,069
State Bank of India	20,850	93,152

		1,386,011

Capital Markets – 1.1%
China Everbright Ltd.	30,000	67,314

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Diversified Financial Services – 1.2%
Fubon Financial Holding Co., Ltd.	50,000	$76,238

Insurance – 5.1%
Dongbu Insurance Co., Ltd.	1,490	90,054
New China Life Insurance Co., Ltd. – Class H	19,800	106,596
PICC Property & Casualty Co., Ltd. – Class H	78,000	129,835

		326,485

		1,856,048

Consumer Discretionary – 8.9%
Auto Components – 2.1%
Hankook Tire Co., Ltd.	2,490	135,463

Automobiles – 1.0%
Tata Motors Ltd.	5,220	38,552
Tata Motors Ltd. – Class A	5,710	25,403

		63,955

Diversified Consumer Services – 0.9%
New Oriental Education & Technology Group, Inc. (Sponsored ADR)(a)	850	60,919

Hotels, Restaurants & Leisure – 0.7%
Galaxy Entertainment Group Ltd.	8,000	46,226

Household Durables – 0.4%
Skyworth Digital Holdings Ltd.	46,166	25,160

Multiline Retail – 1.0%
Lotte Shopping Co., Ltd.	240	61,350

Specialty Retail – 0.7%
Chow Tai Fook Jewellery Group Ltd.	32,200	33,673
Luk Fook Holdings International Ltd.	4,000	13,599

		47,272

Textiles, Apparel & Luxury Goods – 2.1%
Li Ning Co., Ltd.(a)	103,000	70,646
Luthai Textile Co., Ltd. – Class B	20,300	22,919
Yue Yuen Industrial Holdings Ltd.	9,500	37,844

		131,409

		571,754

Materials – 7.5%
Chemicals – 3.6%
Green Seal Holding Ltd.	6,000	25,289
Kumho Petrochemical Co., Ltd.	1,380	96,218
LG Chem Ltd.	190	51,227
PTT Global Chemical PCL	27,300	56,909

		229,643

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction Materials – 0.9%
Anhui Conch Cement Co., Ltd. – Class H	17,000	$56,317

Metals & Mining – 3.0%
Jiangxi Copper Co., Ltd. – Class H	20,000	30,070
POSCO	460	116,051
Vedanta Ltd.	12,420	45,921

		192,042

		478,002

Real Estate – 6.9%
Real Estate Management & Development – 6.9%
Cheung Kong Property Holdings Ltd.	14,500	108,710
China Resources Land Ltd.	21,000	61,656
CIFI Holdings Group Co., Ltd.	98,000	38,357
Times Property Holdings Ltd.	22,000	14,306
Wharf Holdings Ltd. (The)	17,500	148,667
Wheelock & Co., Ltd.	9,500	71,038

		442,734

Telecommunication Services – 5.9%
Diversified Telecommunication Services – 4.8%
China Unicom Hong Kong Ltd.(a)	168,000	241,230
KT Corp.	1,790	52,030
KT Corp. (Sponsored ADR)	606	10,193

		303,453

Wireless Telecommunication Services – 1.1%
XL Axiata Tbk PT(a)	327,750	72,766

		376,219

Consumer Staples – 2.8%
Food & Staples Retailing – 0.8%
E-MART, Inc.	220	47,784

Food Products – 2.0%
China Agri-Industries Holdings Ltd.(a)	60,000	25,775
WH Group Ltd.(b)	111,000	103,987

		129,762

		177,546

Energy – 2.3%
Oil, Gas & Consumable Fuels – 2.3%
PetroChina Co., Ltd. – Class H	140,000	93,099
Petronet LNG Ltd.	7,620	51,869

		144,968

Health Care – 1.8%
Health Care Providers & Services – 1.8%
Shanghai Pharmaceuticals Holding Co., Ltd. – Class H	40,500	117,100

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PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Industrials – 1.1%
Airlines – 0.3%
Air China Ltd. – Class H	18,000	$17,133

Construction & Engineering – 0.6%
China Railway Group Ltd. – Class H	46,000	38,086

Machinery – 0.2%
Sinotruk Hong Kong Ltd.	27,000	16,621

		71,840

Utilities – 0.7%
Independent Power and Renewable Electricity Producers – 0.7%
Huaneng Renewables Corp., Ltd. – Class H	136,000	45,056

Total Investments – 98.2% (cost $5,182,951)		6,272,293
Other assets less liabilities – 1.8%		114,153

Net Assets – 100.0%		$6,386,446

(a)	Non-income producing security.

(b)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At May 31, 2017, the aggregate market value of these securities amounted to $203,688 or 3.2% of net assets.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

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STATEMENT OF ASSETS & LIABILITIES

May 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $5,182,951)	$6,272,293
Cash	123,778
Foreign currencies, at value (cost $15,968)	15,972
Receivable from Adviser	17,164
Dividends receivable	15,252

Total assets	6,444,459

Liabilities
Legal fee payable	15,263
Audit and tax fee payable	13,328
Payable for investment securities purchased	9,567
Custody fee payable	9,270
Transfer Agent fee payable	1,449
Distribution fee payable	33
Accrued expenses and other liabilities	9,103

Total liabilities	58,013

Net Assets	$6,386,446

Composition of Net Assets
Capital stock, at par	$52
Additional paid-in capital	5,226,968
Distributions in excess of net investment income	(8,893)
Accumulated net realized gain on investment and foreign currency transactions	79,119
Net unrealized appreciation on investments and foreign currency denominated assets and liabilities	1,089,200

$6,386,446

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$132,403	10,848	$12.21	*

C	$12,294	1,008	$12.20

Advisor	$6,241,749	510,285	$12.23

*	The maximum offering price per share for Class A shares was $12.75, which reflects a sales charge of 4.25%.

See notes to financial statements.

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STATEMENT OF OPERATIONS

Six Months Ended May 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $7,183)	$56,807	$56,807

Expenses
Advisory fee (see Note B)	26,002
Transfer agency—Class A	94
Transfer agency—Class C	28
Transfer agency—Advisor Class	9,849
Distribution fee—Class A	69
Distribution fee—Class C	57
Administrative	37,826
Custodian	36,377
Audit and tax	21,281
Legal	18,123
Registration fees	16,599
Directors’ fees	13,011
Printing	5,081
Amortization of offering expenses	960
Miscellaneous	16,276

Total expenses	201,633
Less: expenses waived and reimbursed by the Adviser (see Note B)	(168,283)

Net expenses		33,350

Net investment income		23,457

Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		230,230
Foreign currency transactions		811
Net change in unrealized appreciation/depreciation on:
Investments		692,439	(a)
Foreign currency denominated assets and liabilities		(3)

Net gain on investment and foreign currency transactions		923,477

Net Increase in Net Assets from Operations		$946,934

(a)	Includes decrease in accrued foreign capital gains of $7,522.

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2017 (unaudited)	December 3, 2015(a) to November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment income	$23,457	$65,541
Net realized gain (loss) on investment and foreign currency transactions	231,041	(163,865)
Net change in unrealized appreciation/depreciation on investments and foreign currency denominated assets and liabilities	692,436	396,764

Net increase in net assets from operations	946,934	298,440
Dividends to Shareholders from
Net investment income
Class A	(238)	(56)
Class C	(22)	(51)
Advisor Class	(69,772)	(28,934)
Capital Stock Transactions
Net increase	183,537	5,056,608

Total increase	1,060,439	5,326,007
Net Assets
Beginning of period	5,326,007	– 0	–

End of period (including distributions in excess of net investment income of $(8,893) and undistributed net investment income of $37,682, respectively)	$6,386,446	$5,326,007

(a)	Commencement of operations.

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

May 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Asia Ex-Japan Equity Portfolio (the “Fund”), a non-diversified portfolio. The Fund commenced operations on December 3, 2015. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares are not currently being offered. As of May 31, 2017, AllianceBernstein L.P. (the “Adviser”) was the sole shareholder of Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

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NOTES TO FINANCIAL STATEMENTS (continued)

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this

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NOTES TO FINANCIAL STATEMENTS (continued)

determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input such as another publicly traded security, the investment will be classified

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NOTES TO FINANCIAL STATEMENTS (continued)

as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2017:

Investments in Securities	Level 1		Level 2		Level 3			Total
Assets:
Common Stocks:
Information Technology	$224,241		$1,766,785		$	– 0	–	$1,991,026
Financials	– 0	–	1,856,048			– 0	–	1,856,048
Consumer Discretionary	60,919		510,835			– 0	–	571,754
Materials	– 0	–	478,002			– 0	–	478,002
Real Estate	– 0	–	442,734			– 0	–	442,734
Telecommunication Services	10,193		366,026			– 0	–	376,219
Consumer Staples	– 0	–	177,546			– 0	–	177,546
Energy	– 0	–	144,968			– 0	–	144,968
Health Care	– 0	–	117,100			– 0	–	117,100
Industrials	– 0	–	71,840			– 0	–	71,840
Utilities	– 0	–	45,056			– 0	–	45,056

Total Investments in Securities	295,353		5,976,940	†		– 0	–	6,272,293
Other Financial Instruments*	– 0	–	– 0	–		– 0	–	– 0	–

Total^	$295,353		$5,976,940		$	– 0	–	$6,272,293

†	A significant portion of the Fund’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note A.1.

*	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/depreciation on the instrument.

^	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the

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NOTES TO FINANCIAL STATEMENTS (continued)

Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments, and process at vendors, 2) daily comparisons of security valuation versus prior day for all securities that exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation and depreciation of foreign currency denominated assets and liabilities.

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NOTES TO FINANCIAL STATEMENTS (continued)

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (all years since inception of the Fund) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

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NOTES TO FINANCIAL STATEMENTS (continued)

8. Offering Expenses

Offering expenses of $116,741 were deferred and amortized on a straight line basis over a one year period starting from December 3, 2015 (commencement of operations).

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at annualized rate of 0.90% of the first $2.5 billion of the Portfolio’s average net assets, and 0.85% of the excess over $2.5 billion. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs) on an annual basis (the “Expense Caps”) to 1.40%, 2.15% and 1.15% of the daily average net assets for Class A, Class C and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waiver that is subject to repayment amounted to $375,106 for the fiscal period ended November 30, 2016. In any case, no repayment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the six months ended May 31, 2017 the reimbursements/waivers amounted to $130,457. The Expense Caps may not be terminated by the Adviser before March 1, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2017, the Adviser voluntarily agreed to waive such fees in the amount of $37,826.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $9,000 for the six months ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $65 from the sale of Class A shares and received no contingent deferred

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NOTES TO FINANCIAL STATEMENTS (continued)

sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2017.

Brokerage commissions paid on investment transactions for the six months ended May 31, 2017 amounted to $4,433, none of which was paid to Sanford C. Bernstein & Co., LLC or Sanford C. Bernstein Limited, respectively, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred no expenses in excess of the distribution costs reimbursed by the Fund for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$2,605,682		$2,459,523
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation are as follows:

Gross unrealized appreciation	$1,182,021
Gross unrealized depreciation	(92,679)

Net unrealized appreciation	$1,089,342

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares			Amount
	Six Months Ended May 31, 2017 (unaudited)		December 3, 2015* to November 30, 2016	Six Months Ended May 31, 2017 (unaudited)			December 3, 2015* to November 30, 2016

Class A
Shares sold	8,944		1,901		$104,341		$19,338

Shares issued in reinvestment of dividends	23		6		238		56

Shares redeemed	– 0	–	(26)		– 0	–	(281)

Net increase	8,967		1,881		$104,579		$19,113

Class C
Shares sold	– 0	–	1,001	$	– 0	–	$10,005

Shares issued in reinvestment of dividends	2		5		22		51

Net increase	2		1,006		$22		$10,056

Advisor Class
Shares sold	801		499,707		$9,164		$4,998,505

Shares issued in reinvestment of dividends	6,800		2,977		69,772		28,934

Net increase	7,601		502,684		$78,936		$5,027,439

*	Commencement of operations.

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NOTES TO FINANCIAL STATEMENTS (continued)

At May 31, 2017, the Adviser owned approximately 98% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE F

Risks Involved in Investing in the Fund

Foreign (Non-U.S.) Risk—Investments in securities of non-U.S. issuers may involve more risk than those of U.S. issuers. These securities may fluctuate more widely in price and may be less liquid due to adverse market, economic, political, regulatory or other factors.

Emerging Market Risk—Investments in emerging market and frontier market countries may involve more risk than investments in other foreign countries because the markets in such countries are less developed and less liquid as well as being subject to increased economic, political, regulatory, or other uncertainties. In addition, the value of the Fund’s investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction in government or central bank support. Investments in frontier market countries may have more risks because those countries have less developed economies and less liquid capital markets.

Geographic Focus Risk—Because the Fund intends to focus its investments in a particular geographic region, the Fund’s performance is expected to be closely tied to various factors such as social, financial, economic, and political conditions within that region. Specifically, the Fund’s investments in Asian issuers increases the Fund’s exposure to the risks associated with volatile securities markets, adverse exchange rates, social, political, and regulatory developments, and economic environmental events (such as natural disasters) that may be particular to Asian countries. Events that negatively affect the fiscal stability of Asian countries may cause the value of the Fund’s shares to decrease, in some cases significantly. As a result, the Fund is likely to be more volatile than more geographically diverse funds. Many Asian economies have experienced rapid growth and industrialization and there is no assurance that this growth rate will continue.

A substantial portion of the market for Asia ex-Japan securities consists of securities of Chinese companies. Investments in China and related countries may have more risk because, after years of robust growth, China’s economy is slowing sharply and manufacturing activity has declined.

Currency Risk—Fluctuations in currency exchange rates may negatively affect the value of the Fund’s investments or reduce its returns. Emerging market currencies may be more volatile and less liquid, and subject to

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NOTES TO FINANCIAL STATEMENTS (continued)

significantly greater risk of currency controls and convertibility restrictions, than currencies of developed countries.

Derivatives Risk—The Fund may enter into derivative transactions such as forwards, options, futures and swaps. Derivatives may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments. Derivatives may result in significant losses, including losses that are far greater than the value of the derivatives reflected on the statement of assets and liabilities.

Liquidity Risk—Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing the Fund from selling out of these illiquid securities at an advantageous price. Derivatives and securities involving substantial market and credit risk tend to involve greater liquidity risk.

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers and that adverse changes in the value of one security could have a more significant effect on the Fund’s net asset value, or NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE G

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions, in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2017.

NOTE H

Distributions to Shareholders

The tax character of distributions paid for the year ending November 30, 2017 will be determined at the end of the current fiscal year.

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NOTES TO FINANCIAL STATEMENTS (continued)

The tax character of distributions paid during the fiscal period ended November 30, 2016 was as follows:

2016
Distributions paid from:
Ordinary income	$29,041

Total taxable distributions paid	$29,041

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$55,964
Accumulated capital and other losses	(140,904	)(a)
Unrealized appreciation/(depreciation)	367,464	(b)

Total accumulated earnings/(deficit)	$282,524

(a)	As of November 30, 2016, the Fund had a net capital loss carryforward of $140,904.

(b)	The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales and the tax treatment of passive foreign investment companies (PFICs).

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund had a net short-term capital loss carryforward of $140,904 which may be carried forward for an indefinite period.

NOTE I

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

NOTE J

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2017 (unaudited)	December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.51	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.10
Net realized and unrealized gain on investment and foreign currency transactions	1.78	.47

Net increase in net asset value from operations	1.83	.57

Less: Dividends
Dividends from net investment income	(.13)	(.06)

Net asset value, end of period	$ 12.21	$ 10.51

Total Return
Total investment return based on net asset value(d)	17.61%	5.71%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$132	$20
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.40%	1.40%
Expenses, before waivers/reimbursements(e)	7.06%	10.32%
Net investment income(c)(e)	.95%	1.03%
Portfolio turnover rate	43%	78%

See footnote summary on page 35.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class C
	Six Months Ended May 31, 2017 (unaudited)	December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.44	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)	.03
Net realized and unrealized gain on investment and foreign currency transactions	1.79	.46

Net increase in net asset value from operations	1.78	.49

Less: Dividends
Dividends from net investment income	(.02)	(.05)

Net asset value, end of period	$ 12.20	$ 10.44

Total Return
Total investment return based on net asset value(d)	17.10%	4.94%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$12	$10
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	2.15%	2.15%
Expenses, before waivers/reimbursements(e)	8.12%	11.28%
Net investment income (loss)(c)(e)	(.19)%	.31%
Portfolio turnover rate	43%	78%

See footnote summary on page 35.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2017 (unaudited)	December 3, 2015(a) to November 30, 2016

Net asset value, beginning of period	$ 10.53	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.05	.13
Net realized and unrealized gain on investment and foreign currency transactions	1.79	.46

Net increase in net asset value from operations	1.84	.59

Less: Dividends
Dividends from net investment income	(.14)	(.06)

Net asset value, end of period	$ 12.23	$ 10.53

Total Return
Total investment return based on net asset value(d)	17.60%	6.03%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$6,242	$5,296
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.15%	1.15%
Expenses, before waivers/reimbursements(e)	6.98%	10.11%
Net investment income(c)(e)	.81%	1.31%
Portfolio turnover rate	43%	78%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived/reimbursed by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return for a period of less than one year is not annualized.

(e)	Annualized.

See notes to financial statements.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 35

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol C. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Stuart Rae(2), Vice President Rajeev Eyunni(2), Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer	Emilie D. Wrapp, Secretary Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

50 Post Office Square

Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036 Legal Counsel Seward & Kissel LLP One Battery Park Plaza New York, NY 10004

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The day-to-day management of, and investment decisions for, the Fund are made by its senior management team. Messrs. Rae and Eyunni are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

36 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Asia ex-Japan Equity Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 37

their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for the period ended December 31, 2015 and calendar year 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in the periods reviewed.

38 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Fund’s unprofitability to the Adviser would be exacerbated without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual effective advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 39

lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of

40 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s shareholders would benefit from a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 41

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

42 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

NOTES

abfunds.com	AB ASIA EX-JAPAN EQUITY PORTFOLIO | 43

NOTES

44 | AB ASIA EX-JAPAN EQUITY PORTFOLIO	abfunds.com

AB ASIA EX-JAPAN EQUITY PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

AJEP-0152-0517

MAY    05.31.17

SEMI-ANNUAL REPORT

AB SMALL CAP VALUE PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s website at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC 0330. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE PRESIDENT

Dear Shareholder,

We are pleased to provide this report for AB Small Cap Value Portfolio (the “Fund”). Please review the discussion of Fund performance, the market conditions during the reporting period and the Fund’s investment strategy.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Robert M. Keith

President and Chief Executive Officer, AB Mutual Funds

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 1

SEMI-ANNUAL REPORT

July 17, 2017

This report provides management’s discussion of fund performance for AB Small Cap Value Portfolio for the semi-annual reporting period ended May 31, 2017.

The Fund’s investment objective is to seek long-term growth of capital.

NAV RETURNS AS OF MAY 31, 2017 (unaudited)

	6 Months	12 Months
AB SMALL CAP VALUE PORTFOLIO
Class A Shares	0.06%	18.96%
Class C Shares	-0.34%	18.00%
Advisor Class Shares[1]	0.22%	19.27%
Russell 2000 Value Index	1.15%	21.00%

1	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

Please keep in mind that high, double-digit returns are highly unusual and cannot be sustained. Investors should also be aware that these returns were primarily achieved during favorable market conditions.

INVESTMENT RESULTS

The table above shows the Fund’s performance compared with its benchmark, the Russell 2000 Value Index, for the six- and 12-month periods ended May 31, 2017.

All share classes of the Fund underperformed the benchmark during both periods, before sales charges. During the six-month period, stock selection and an overweight position in the energy sector were the primary detractors, relative to the benchmark. The Fund’s industrials holdings and an underweight position in the utilities sector also detracted. Holdings within consumer discretionary, financials and health care contributed to performance, along with an overweight position in the technology sector.

During the 12-month period, stock selection in the energy sector was the primary detractor from performance. The Fund’s materials, consumer staples, real estate and consumer discretionary holdings, along with an underweight position in financials, also detracted. Overall sector selection contributed to performance, due primarily to an overweight in technology and an underweight in real estate. Stock selection in the technology and financials sectors also contributed.

The Fund did not utilize derivatives during the six- or 12-month periods.

2 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

MARKET REVIEW AND INVESTMENT STRATEGY

Global equities continued their steady climb during the six-month period ended May 31, 2017. US stocks trailed on a relative basis, while still recording double-digit gains. After outperforming in 2016, smaller cap stocks trailed larger caps for the six-month period. Similarly, value stocks, which outperformed in 2016, underperformed growth stocks for the six-month period. US President Donald Trump’s administration dominated headlines during the period. Markets vacillated between high hopes for pro-growth policies and concerns over policy risk after several false starts on his reform agenda. In general, investors seemed to look past White House turmoil and focus on an improving economic outlook and upbeat corporate earnings. Central bank posturing also influenced sentiment during the period. In December and March, the US Federal Reserve raised interest rates for the second and third time since the financial crisis in 2008, in moves widely telegraphed to markets.

The Fund’s Senior Investment Management Team (the “Team”) seeks to invest opportunistically in what it considers to be undervalued companies with solid fundamentals, without sacrificing the Fund’s deep value discipline. The Fund’s emphasis continues to be at the stock-specific level, as the Team looks for companies that offer compelling valuation, strong free cash flow and significant company-level catalysts.

INVESTMENT POLICIES

The Fund invests primarily in a portfolio of equity securities of small-capitalization US companies. Under normal circumstances, the Fund invests at least 80% of its net assets in equity securities of small-capitalization companies. For purposes of this policy, small-capitalization companies are those that, at the time of investment, fall within the capitalization range between the smallest company in the Russell 2000 Value Index and the greater of $2.5 billion or the largest company in the Russell 2000 Value Index.

The Fund invests in companies that are determined by the Adviser to be undervalued, using the Adviser’s fundamental value approach. In selecting securities for the Fund, the Adviser uses its fundamental and quantitative research to identify companies whose long-term earnings power is not reflected in the current market price of the securities.

The Adviser seeks to manage the overall portfolio volatility relative to the Russell 2000 Value Index by favoring promising securities that offer the best balance between return and targeted risk. The Fund is “non-diversified”.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 3

DISCLOSURES AND RISKS

Benchmark Disclosure

The Russell 2000® Value Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Russell 2000 Value Index represents the performance of 2,000 small-cap value companies within the US. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

Market Risk: The value of the Fund’s assets will fluctuate as the stock market fluctuates. The value of its investments may decline, sometimes rapidly and unpredictably, simply because of economic changes or other events that affect large portions of the market. It includes the risk that a particular style of investing, such as the Fund’s value approach, may underperform the market generally.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

Non-Diversification Risk: The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s net asset value (“NAV”).

Management Risk: The Fund is subject to management risk because it is an actively managed investment fund. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there is no guarantee that its techniques will produce the intended results.

These risks are fully discussed in the Fund’s prospectus. As with all investments, you may lose money by investing in the Fund.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Fund will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

4 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

DISCLOSURES AND RISKS (continued)

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 5

HISTORICAL PERFORMANCE

AVERAGE ANNUAL RETURNS AS OF MAY 31, 2017 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	18.96%	13.93%
Since Inception[1]	10.25%	8.36%
CLASS C SHARES
1 Year	18.00%	17.00%
Since Inception[1]	9.39%	9.39%
ADVISOR CLASS SHARES[2]
1 Year	19.27%	19.27%
Since Inception[1]	10.53%	10.53%

The Fund’s current prospectus fee table shows the Fund’s total annual operating expense ratios as 1.43%, 2.31% and 1.19% for Class A, Class C and Advisor Class shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Fund’s annual operating expense ratios exclusive of expenses associated with acquired fund fees and expenses other than the advisory fees of any AB mutual funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transaction costs to 1.25%, 2.00% and 1.00% for Class A, Class C and Advisor Class shares, respectively. These waivers/reimbursements may not be terminated before March 1, 2018 and may be extended by the Adviser for additional one-year terms. Any fees waived and expenses borne by the Adviser may be reimbursed by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne, provided that no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the expense limitations. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	Inception date: 12/3/2014.

2	Advisor Class shares are offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

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HISTORICAL PERFORMANCE (continued)

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

JUNE 30, 2017 (unaudited)

SEC Returns (reflects applicable sales charges)
CLASS A SHARES
1 Year	17.98%
Since Inception[1]	8.95%
CLASS C SHARES
1 Year	21.24%
Since Inception[1]	9.93%
ADVISOR CLASS SHARES[2]
1 Year	23.57%
Since Inception[1]	11.05%

1	Inception date: 12/3/2014.

2	Please note that Advisor Class shares are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Fund.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 7

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a mutual fund, you may incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.60	$6.09	1.22%
Hypothetical**	$1,000	$1,018.85	$6.14	1.22%

8 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

EXPENSE EXAMPLE (continued)

	Beginning Account Value December 1, 2016	Ending Account Value May 31, 2017	Expenses Paid During Period*	Annualized Expense Ratio*
Class C
Actual	$1,000	$996.60	$9.91	1.99%
Hypothetical**	$1,000	$1,015.01	$10.00	1.99%
Advisor Class
Actual	$1,000	$1,002.20	$4.89	0.98%
Hypothetical**	$1,000	$1,020.04	$4.94	0.98%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period), respectively.

**	Assumes 5% annual return before expenses.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 9

PORTFOLIO SUMMARY

May 31, 2017 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $218.3

TEN LARGEST HOLDINGS2

Company	U.S. $ Value	Percent of Net Assets
Dana, Inc.	$3,356,601	1.5%
Sterling Bancorp/DE	3,310,378	1.5
Texas Capital Bancshares, Inc.	3,286,118	1.5
ICON PLC	3,245,509	1.5
Red Robin Gourmet Burgers, Inc.	3,234,726	1.5
Associated Banc-Corp.	3,222,135	1.5
Webster Financial Corp.	3,210,648	1.5
Verint Systems, Inc.	3,205,389	1.5
Gramercy Property Trust	3,177,216	1.4
PNM Resources, Inc.	3,096,940	1.4
	$32,345,660	14.8%

1	All data are as of May 31, 2017. The Fund’s sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

2	Long-term investments.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Portfolio of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Fund’s prospectus.

10 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS

May 31, 2017 (unaudited)

Company	Shares	U.S. $ Value

COMMON STOCKS – 98.2%
Financials – 20.7%
Banks – 15.1%
1st Source Corp.	46,870	$2,134,928
Associated Banc-Corp.	135,100	3,222,135
Customers Bancorp, Inc.(a)	83,100	2,322,645
First Commonwealth Financial Corp.	166,610	2,045,971
Fulton Financial Corp.	131,500	2,301,250
Hope Bancorp, Inc.	143,424	2,497,012
Huntington Bancshares, Inc./OH	95,900	1,202,586
Independent Bank Group, Inc.	44,470	2,494,767
Sterling Bancorp/DE	154,330	3,310,378
Synovus Financial Corp.	54,470	2,226,734
Texas Capital Bancshares, Inc.(a)	44,770	3,286,118
Webster Financial Corp.	65,900	3,210,648
Zions Bancorporation	68,070	2,727,565

		32,982,737

Insurance – 2.8%
First American Financial Corp.	37,250	1,621,120
Selective Insurance Group, Inc.	42,750	2,184,525
State Auto Financial Corp.	40,590	1,009,068
Validus Holdings Ltd.	23,780	1,269,852

		6,084,565

Thrifts & Mortgage Finance – 2.8%
Essent Group Ltd.(a)	65,101	2,361,213
HomeStreet, Inc.(a)	67,750	1,815,700
WSFS Financial Corp.	41,350	1,823,535

		6,000,448

		45,067,750

Industrials – 19.9%
Aerospace & Defense – 2.2%
Esterline Technologies Corp.(a)	29,990	2,922,525
Wesco Aircraft Holdings, Inc.(a)	197,790	1,908,674

		4,831,199

Air Freight & Logistics – 1.5%
Air Transport Services Group, Inc.(a)	66,360	1,582,686
Atlas Air Worldwide Holdings, Inc.(a)	35,320	1,720,084

		3,302,770

Airlines – 1.3%
SkyWest, Inc.	82,640	2,834,552

Commercial Services & Supplies – 2.5%
ABM Industries, Inc.	41,700	1,794,768
Knoll, Inc.	107,370	2,308,455
Viad Corp.	30,740	1,357,171

		5,460,394

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 11

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Construction & Engineering – 2.1%
AECOM(a)	72,470	$2,327,012
Tutor Perini Corp.(a)	88,590	2,298,910

		4,625,922

Electrical Equipment – 3.5%
EnerSys	35,510	2,629,871
General Cable Corp.	150,230	2,486,306
Regal Beloit Corp.	30,710	2,432,232

		7,548,409

Machinery – 3.6%
Oshkosh Corp.	37,330	2,356,270
SPX FLOW, Inc.(a)	70,040	2,614,593
Terex Corp.	87,500	2,868,250

		7,839,113

Professional Services – 1.3%
TrueBlue, Inc.(a)	105,620	2,835,897

Road & Rail – 1.9%
Covenant Transportation Group, Inc. – Class A(a)	132,900	2,448,018
Saia, Inc.(a)	37,690	1,741,278

		4,189,296

		43,467,552

Information Technology – 19.5%
Communications Equipment – 2.9%
Extreme Networks, Inc.(a)	164,240	1,581,631
Infinera Corp.(a)(b)	132,530	1,288,192
Mitel Networks Corp.(a)	308,950	2,190,455
NETGEAR, Inc.(a)	30,710	1,288,285

		6,348,563

Electronic Equipment, Instruments & Components – 2.6%
Anixter International, Inc.(a)	30,430	2,297,465
VeriFone Systems, Inc.(a)	108,600	1,986,294
Vishay Intertechnology, Inc.	83,220	1,360,647

		5,644,406

IT Services – 5.1%
Booz Allen Hamilton Holding Corp.	63,480	2,503,651
Convergys Corp.	55,550	1,350,420
CSG Systems International, Inc.	62,820	2,505,890
Unisys Corp.(a)(b)	192,210	2,268,078
Virtusa Corp.(a)	46,630	1,353,203
WNS Holdings Ltd. (ADR)(a)	33,680	1,121,544

		11,102,786

12 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Semiconductors & Semiconductor Equipment – 6.2%
Cypress Semiconductor Corp.	198,928	$2,783,003
FormFactor, Inc.(a)	180,270	2,649,969
Integrated Device Technology, Inc.(a)	77,160	1,973,753
Kulicke & Soffa Industries, Inc.(a)	138,010	3,056,921
Mellanox Technologies Ltd.(a)	27,940	1,327,150
Photronics, Inc.(a)	178,740	1,796,337

		13,587,133

Software – 1.5%
Verint Systems, Inc.(a)	77,990	3,205,389

Technology Hardware, Storage & Peripherals – 1.2%
NCR Corp.(a)	66,220	2,551,457

		42,439,734

Consumer Discretionary – 15.2%
Auto Components – 3.0%
Cooper-Standard Holdings, Inc.(a)	13,264	1,432,645
Dana, Inc.	158,930	3,356,601
Tenneco, Inc.	31,420	1,786,227

		6,575,473

Diversified Consumer Services – 1.4%
Sotheby’s(a)	58,410	3,071,782

Hotels, Restaurants & Leisure – 2.8%
Bloomin’ Brands, Inc.	139,680	2,797,791
Red Robin Gourmet Burgers, Inc.(a)	44,880	3,234,726

		6,032,517

Household Durables – 1.0%
Ethan Allen Interiors, Inc.	78,370	2,112,072

Internet & Direct Marketing Retail – 1.1%
FTD Cos., Inc.(a)	133,660	2,314,991

Media – 2.4%
Regal Entertainment Group – Class A	124,580	2,591,264
Scholastic Corp.	64,680	2,750,840

		5,342,104

Specialty Retail – 2.9%
Caleres, Inc.	90,030	2,461,420
Children’s Place, Inc. (The)	14,458	1,564,356
Citi Trends, Inc.	126,310	2,305,157

		6,330,933

Textiles, Apparel & Luxury Goods – 0.6%
Crocs, Inc.(a)	198,720	1,357,258

		33,137,130

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 13

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Energy – 6.6%
Energy Equipment & Services – 3.0%
Helix Energy Solutions Group, Inc.(a)	82,570	$411,199
Oil States International, Inc.(a)	52,580	1,537,965
Patterson-UTI Energy, Inc.	78,510	1,673,833
RPC, Inc.(b)	159,710	3,000,951

		6,623,948

Oil, Gas & Consumable Fuels – 3.6%
Oasis Petroleum, Inc.(a)	181,610	1,772,513
QEP Resources, Inc.(a)	198,680	1,986,800
SM Energy Co.	107,600	1,825,972
SRC Energy, Inc.(a)	312,510	2,150,069

		7,735,354

		14,359,302

Real Estate – 5.9%
Equity Real Estate Investment Trusts (REITs) – 5.9%
Armada Hoffler Properties, Inc.	102,340	1,351,911
Education Realty Trust, Inc.	56,580	2,167,580
Gramercy Property Trust	107,520	3,177,216
Independence Realty Trust, Inc.	172,880	1,661,377
National Storage Affiliates Trust	119,990	2,909,757
Ramco-Gershenson Properties Trust	131,010	1,649,416

		12,917,257

Health Care – 4.6%
Health Care Providers & Services – 3.0%
LifePoint Health, Inc.(a)	40,510	2,463,008
Molina Healthcare, Inc.(a)	39,560	2,554,389
WellCare Health Plans, Inc.(a)	9,910	1,702,538

		6,719,935

Life Sciences Tools & Services – 1.5%
ICON PLC(a)	34,490	3,245,509

Pharmaceuticals – 0.1%
Horizon Pharma PLC(a)	13,106	131,060

		10,096,504

Materials – 2.5%
Chemicals – 1.1%
Trinseo SA	38,440	2,477,458

Containers & Packaging – 1.4%
Graphic Packaging Holding Co.	226,030	3,053,665

		5,531,123

Utilities – 2.4%
Electric Utilities – 2.4%
PNM Resources, Inc.	80,440	3,096,940
Portland General Electric Co.	46,460	2,199,416

		5,296,356

14 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

Company	Shares	U.S. $ Value

Consumer Staples – 0.9%
Beverages – 0.9%
Cott Corp.	150,020	$1,978,764

Total Common Stocks (cost $200,660,552)		214,291,472

SHORT-TERM INVESTMENTS – 1.7%
Investment Companies – 1.7%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(c)(d) (cost $3,709,673)	3,709,673	3,709,673

Total Investments Before Security Lending Collateral for Securities Loaned – 99.9% (cost $204,370,225)		218,001,145

INVESTMENTS OF CASH COLLATERAL FOR SECURITIES LOANED – 2.1%
Investment Companies – 2.1%
AB Fixed Income Shares, Inc. – Government Money Market Portfolio – Class AB, 0.64%(c)(d) (cost $4,700,766)	4,700,766	4,700,766

Total Investments – 102.0% (cost $209,070,991)		222,701,911
Other assets less liabilities – (2.0)%		(4,391,219)

Net Assets – 100.0%		$218,310,692

(a)	Non-income producing security.

(b)	Represents entire or partial securities out on loan. See Note E for securities lending information.

(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

(d)	Investment in affiliated money market mutual fund. The rate shown represents the 7-day yield as of period end.

Glossary:

ADR – American Depositary Receipt

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 15

STATEMENT OF ASSETS & LIABILITIES

May 31, 2017 (unaudited)

Assets
Investments in securities, at value
Unaffiliated issuers (cost $200,660,552)	$214,291,472	(a)
Affiliated issuers (cost $8,410,439 – including investment of cash collateral for securities loaned of $4,700,766)	8,410,439
Receivable for capital stock sold	273,675
Receivable for investment securities sold	224,981
Unaffiliated dividends and interest receivable	76,830
Affiliated dividends receivable	2,077

Total assets	223,279,474

Liabilities
Payable for collateral received on securities loaned	4,700,766
Advisory fee payable	147,427
Distribution fee payable	36,953
Administrative fee payable	11,148
Payable for capital stock redeemed	8,098
Transfer Agent fee payable	1,489
Accrued expenses	62,901

Total liabilities	4,968,782

Net Assets	$218,310,692

Composition of Net Assets
Capital stock, at par	$1,732
Additional paid-in capital	198,291,601
Distributions in excess of net investment income	(257,336)
Accumulated net realized gain on investment transactions	6,643,775
Net unrealized appreciation on investments	13,630,920

	$218,310,692

Net Asset Value Per Share—10 billion shares of capital stock authorized, $.0001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value

A	$174,086,711	13,828,948	$12.59	*

C	$37,224	3,009	$12.37

Advisor	$44,186,757	3,487,776	$12.67

(a)	Includes securities on loan with a value of $4,513,331 (see Note E).

*	The maximum offering price per share for Class A shares was $13.15 which reflects a sales charge of 4.25%.

See notes to financial statements.

16 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

STATEMENT OF OPERATIONS

Six Months Ended May 31, 2017 (unaudited)

Investment Income
Dividends
Unaffiliated issuers (net of foreign taxes withheld of $2,621)	$1,025,225
Affiliated issuers	18,027
Securities lending income	4,887	$1,048,139

Expenses
Advisory fee (see Note B)	792,881
Distribution fee—Class A	201,100
Distribution fee—Class C	342
Transfer agency—Class A	8,572
Transfer agency—Class C	20
Transfer agency—Advisor Class	1,970
Custodian	42,775
Administrative	30,143
Registration fees	25,607
Audit and tax	23,457
Legal	19,358
Directors’ fees	13,041
Printing	9,384
Miscellaneous	6,548

Total expenses	1,175,198
Less: expenses waived and reimbursed by the Adviser (see Notes B and E)	(6,962)

Net expenses		1,168,236

Net investment loss		(120,097)

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain on investment transactions		6,834,490
Net change in unrealized appreciation/depreciation of investments		(8,845,087)

Net loss on investment transactions		(2,010,597)

Net Decrease in Net Assets from Operations		$(2,130,694)

See notes to financial statements.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 17

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016
Increase (Decrease) in Net Assets from Operations
Net investment loss	$(120,097)		$(114,818)
Net realized gain on investment transactions	6,834,490		871,663
Net change in unrealized appreciation/depreciation of investments	(8,845,087)		22,110,061

Net increase (decrease) in net assets from operations	(2,130,694)		22,866,906
Dividends and Distributions to Shareholders from
Net investment income
Class A	– 0	–	(124,060)
Advisor Class	– 0	–	(5,961)
Net realized gain on investment transactions
Class A	(781,811)		(278,943)
Class C	(297)		(118)
Advisor Class	(166,713)		(13,832)
Capital Stock Transactions
Net increase	73,606,376		41,524,202

Total increase	70,526,861		63,968,194
Net Assets
Beginning of period	147,783,831		83,815,637

End of period (distributions in excess of net investment income of ($257,336) and ($137,239), respectively)	$218,310,692		$147,783,831

See notes to financial statements.

18 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS

May 31, 2017 (unaudited)

NOTE A

Significant Accounting Policies

AB Cap Fund, Inc. (the “Company”), which is a Maryland corporation, is registered under the Investment Company Act of 1940 as an open-end management investment company. The Company operates as a series company currently comprised of 27 portfolios. Each portfolio is considered to be a separate entity for financial reporting and tax purposes. This report relates only to the AB Small Cap Value Portfolio (the “Fund”), a non-diversified portfolio. The Fund has authorized the issuance of Class A, Class B, Class C, Advisor Class, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares. Class B, Class R, Class K, Class I, Class Z, Class 1 and Class 2 shares have not been issued. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective April 10, 2017, Class C shares will automatically convert to Class A shares ten years after the end of the calendar month of purchase. Advisor Class shares are sold without any initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All ten classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The Fund is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Company’s Board of Directors (the “Board”).

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 19

NOTES TO FINANCIAL STATEMENTS (continued)

the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, AllianceBernstein L.P. (the “Adviser”) will have discretion to determine the best valuation (e.g. last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Such factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Fund values its securities at 4:00 p.m.,

20 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A.1 above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 21

NOTES TO FINANCIAL STATEMENTS (continued)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of May 31, 2017:

Investments in Securities:	Level 1		Level 2			Level 3			Total
Assets:
Common Stocks(a)	$214,291,472		$	– 0	–	$	– 0	–	$214,291,472
Short-Term Investments	3,709,673			– 0	–		– 0	–	3,709,673
Investments of Cash Collateral for Securities Loaned in Affiliated Money Market Fund	4,700,766			– 0	–		– 0	–	4,700,766

Total Investments in Securities	222,701,911			– 0	–		– 0	–	222,701,911
Other Financial Instruments(b)	– 0	–		– 0	–		– 0	–	– 0	–

Total(c)	$222,701,911		$	– 0	–	$	– 0	–	$222,701,911

(a)	See Portfolio of Investments for sector classifications.

(b)	Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument.

(c)	There were no transfers between any levels during the reporting period.

The Fund recognizes all transfers between levels of the fair value hierarchy assuming the financial instruments were transferred at the beginning of the reporting period.

The Adviser established the Committee to oversee the pricing and valuation of all securities held in the Fund. The Committee operates under pricing and valuation policies and procedures established by the Adviser and approved by the Board, including pricing policies which set forth the mechanisms and processes to be employed on a daily basis to implement these policies and procedures. In particular, the pricing policies describe how to determine market quotations for securities and other instruments. The Committee’s responsibilities include: 1) fair value and liquidity determinations (and oversight of any third parties to whom any responsibility for fair value and liquidity determinations is delegated), and 2) regular monitoring of the Adviser’s pricing and valuation policies and procedures and modification or enhancement of these policies and procedures (or recommendation of the modification of these policies and procedures) as the Committee believes appropriate.

The Committee is also responsible for monitoring the implementation of the pricing policies by the Adviser’s Pricing Group (the “Pricing Group”) and any third party which performs certain pricing functions in accordance with the pricing policies. The Pricing Group is responsible for the oversight of the third party on a day-to-day basis. The Committee and the Pricing Group perform a series of activities to provide reasonable assurance of the accuracy of prices including: 1) periodic vendor due diligence meetings, review of methodologies, new developments and processes at vendors, 2) daily comparison of security valuation versus prior day for all securities that

22 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

exceeded established thresholds, and 3) daily review of unpriced, stale, and variance reports with exceptions reviewed by senior management and the Committee.

In addition, several processes outside of the pricing process are used to monitor valuation issues including: 1) performance and performance attribution reports are monitored for anomalous impacts based upon benchmark performance, and 2) portfolio managers review all portfolios for performance and analytics (which are generated using the Adviser’s prices).

3. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and ask prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Fund’s tax

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 23

NOTES TO FINANCIAL STATEMENTS (continued)

positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current tax year and the prior tax year) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Company are charged proportionately to each portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. GAAP. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .80% of the Fund’s average daily net assets. The fee is accrued daily and paid monthly. The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses (excluding acquired fund fees and expenses other than the advisory fees of any AB Mutual Funds in which the Fund may invest, interest expense, taxes, extraordinary expenses, and brokerage commissions and other transactions costs) on an annual basis (the “Expense Caps”) to 1.25%, 2.00%, and 1.00% of daily average net assets for Class A, Class C, and Advisor Class shares, respectively. Any fees waived and expenses borne by the Adviser through

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NOTES TO FINANCIAL STATEMENTS (continued)

December 2, 2015 are subject to repayment by the Fund until the end of the third fiscal year after the fiscal period in which the fee was waived or the expense was borne; such waivers that are subject to repayment amounted to $300,074 for the fiscal period ended November 30, 2015 and $1,186 for the year ended November 30, 2016, respectively. In any case, no reimbursement payment will be made that would cause the Fund’s total annual operating expenses to exceed the net fee percentages set forth above. For the six months ended May 31, 2017, such reimbursements/waivers amounted to $10. The Expense Caps may not be terminated by the Adviser before March 1, 2018.

Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended May 31, 2017, the reimbursement for such services amounted to $30,143.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by ABIS amounted to $8,987 for the six months ended May 31, 2017.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $241 from the sale of Class A shares and received $0 and $0 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares, respectively, for the six months ended May 31, 2017.

The Fund may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”) which has a contractual annual advisory fee rate of .20% of the Portfolio’s average daily net assets and bears its own expenses. In connection with the investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive its advisory fee from the Fund in an amount equal to the Fund’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2017, such waiver amounted to $4,567. A summary of the Fund’s transactions in shares of the Government Money Market Portfolio for the six months ended May 31, 2017 is as follows:

Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)	Dividend Income (000)
$6,452	$74,753	$77,495	$3,710	$10

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NOTES TO FINANCIAL STATEMENTS (continued)

Brokerage commissions paid on investment transactions for the six months ended May 31, 2017 amounted to $180, of which $180 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .25% of the Fund’s average daily net assets attributable to Class A shares and 1% of the Fund’s average daily net assets attributable to Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Fund’s operations, the Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $-0- for Class C shares. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended May 31, 2017 were as follows:

	Purchases		Sales
Investment securities (excluding U.S. government securities)	$104,939,400		$32,984,340
U.S. government securities	– 0	–	– 0	–

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation	$23,260,773
Gross unrealized depreciation	(9,629,853)

Net unrealized appreciation	$13,630,920

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NOTES TO FINANCIAL STATEMENTS (continued)

1. Derivative Financial Instruments

The Fund may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The Fund did not engage in derivatives transactions for the six months ended May 31, 2017.

2. Currency Transactions

The Fund may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

NOTE E

Securities Lending

The Fund may enter into securities lending transactions. Under the Fund’s securities lending program, all loans of securities will be collateralized continually by cash. The Fund will be compensated for the loan from a portion of the net return from the income earned on cash collateral after a rebate is paid to the borrower (in some cases, this rebate may be a “negative rebate” or fee paid by the borrower to the Fund in connection with the loan), and payments are made for fees of the securities lending agent and for certain other administrative expenses. It is the policy of the Fund to receive collateral consisting of cash in an amount exceeding the value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on notice to the borrower within the normal and customary settlement time for the securities. While the securities are on loan, the borrower is obligated to pay the Fund amounts equal to any income or other distributions from the securities. The Fund will not be able to exercise voting rights with respect to any securities during the existence of a loan, but will have the right to regain ownership of loaned securities in order to exercise voting or other ownership rights. The lending agent has agreed to indemnify the Fund in

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 27

NOTES TO FINANCIAL STATEMENTS (continued)

the case of default of any securities borrower. Collateral received and securities loaned are marked to market daily to ensure that the securities loaned are secured by collateral. The lending agent currently invests the cash collateral received in Government Money Market Portfolio, an eligible money market vehicle, in accordance with the investment restrictions of the Fund, and as approved by the Board. The collateral received on securities loaned is recorded as an asset as well as a corresponding liability in the statement of assets and liabilities. When the Fund lends securities, its investment performance will continue to reflect changes in the value of the securities loaned. At May 31, 2017, the Fund had securities on loan with a value of $4,513,331 and had received cash collateral which has been invested into Government Money Market Portfolio of $4,700,766. The cash collateral will be adjusted on the next business day to maintain the required collateral amount. The Fund earned securities lending income of $4,887 and $7,743 from the borrowers and Government Money Market Portfolio, respectively, for the six months ended May 31, 2017; these amounts are reflected in the statement of operations. In connection with the cash collateral investment by the Fund in the Government Money Market Portfolio, the Adviser has agreed to waive a portion of the Fund’s share of the advisory fees of Government Money Market Portfolio, as borne indirectly by the Fund as an acquired fund fee and expense. For the six months ended May 31, 2017, such waiver amounted to $2,385. A principal risk of lending portfolio securities is that the borrower may fail to return the loaned securities upon termination of the loan and that the collateral will not be sufficient to replace the loaned securities. A summary of the Fund’s transactions in shares of Government Money Market Portfolio for the six months ended May 31, 2017 is as follows:

Market Value 11/30/16 (000)	Purchases at Cost (000)	Sales Proceeds (000)	Market Value 5/31/17 (000)
$978	$16,446	$12,723	$4,701

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NOTES TO FINANCIAL STATEMENTS (continued)

NOTE F

Capital Stock

Each class consists of 1,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016	Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016

Class A
Shares sold	3,762,873	4,382,713	$48,354,857	$46,407,365

Shares issued in reinvestment of dividends and distributions	59,939	40,241	774,410	397,585

Shares redeemed	(1,068,985)	(839,456)	(13,684,218)	(8,522,123)

Net increase	2,753,827	3,583,498	$35,445,049	$38,282,827

Class C
Shares sold	2,052	2,298	$26,282	$27,465

Shares issued in reinvestment of dividends and distributions	18	8	227	82

Shares redeemed	(3,337)	(1,293)	(41,824)	(13,578)

Net increase (decrease)	(1,267)	1,013	$(15,315)	$13,969

Advisor Class
Shares sold	2,963,426	385,925	$39,152,917	$4,744,633

Shares issued in reinvestment of dividends and distributions	12,834	1,997	166,714	19,792

Shares redeemed	(89,140)	(169,359)	(1,142,989)	(1,537,019)

Net increase	2,887,120	218,563	$38,176,642	$3,227,406

At May 31, 2017, a shareholder of the Fund owned 10% of the Fund’s outstanding shares. Significant transactions by such shareholder, if any, may impact the Fund’s performance.

NOTE G

Risks Involved in Investing in the Fund

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources.

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NOTES TO FINANCIAL STATEMENTS (continued)

Non-Diversification Risk—The Fund may have more risk because it is “non-diversified”, meaning that it can invest more of its assets in a smaller number of issuers. Accordingly, changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund’s NAV.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote. Therefore, the Fund has not accrued any liability in connection with these indemnification provisions.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $280 million revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended May 31, 2017.

NOTE I

Distributions to Shareholders

The tax character of distributions to be paid for the year ending November 30, 2017 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal years ended November 30, 2016 and November 30, 2015 were as follows:

	2016	2015
Distributions paid from:
Ordinary income	$384,988	$11,329
Long-term capital gains	37,926	– 0	–

Total taxable distributions paid	$422,914	$11,329

As of November 30, 2016, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed capital gains	$946,438
Accumulated capital and other losses	(137,239	)(a)
Unrealized appreciation/(depreciation)	22,287,676	(b)

Total accumulated earnings/(deficit)	$23,096,875

(a)	At November 30, 2016, the Fund had a qualified late-year ordinary loss deferral of $137,239. This loss is deemed to arise on December 1, 2016.

(b)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales.

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NOTES TO FINANCIAL STATEMENTS (continued)

For tax purposes, net realized capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses incurred for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of November 30, 2016, the Fund did not have any capital loss carryforwards.

NOTE J

Other

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management has evaluated the impact of the amendments and expects the adoption of final rules will be limited to additional financial statement disclosures.

NOTE K

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Fund’s financial statements through this date.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 31

FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Class A
	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 12.65		$ 10.64	$ 10.00

Income From Investment Operations
Net investment income (loss)(b)(c)	(.01)		(.01)	.00	(d)
Net realized and unrealized gain on investment transactions	.02		2.07	.66

Net increase in net asset value from operations	.01		2.06	.66

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.07)		(.04)	– 0	–

Total dividends and distributions	(.07)		(.05)	(.02)

Net asset value, end of period	$ 12.59		$ 12.65	$ 10.64

Total Return
Total investment return based on net asset value(e)	.06%		19.52%	6.62%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$174,087		$140,096	$79,707
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.22	%^	1.25%	1.25	%^
Expenses, before waivers/reimbursements(f)	1.23	%^	1.43%	1.91	%^
Net investment income (loss)(c)	(.17	)%^	(.12)%	.02	%^
Portfolio turnover rate	17%		51%	43%

See footnote summary on page 34.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended May 31, 2017 (unaudited)	Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 12.48	$ 10.56	$ 10.00

Income From Investment Operations
Net investment loss(b)(c)	(.06)	(.09)	(.08)
Net realized and unrealized gain on investment transactions	.02	2.05	.66

Net increase (decrease) in net asset value from operations	(.04)	1.96	.58

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	– 0	–	(.02)
Distributions from net realized gain on investment transactions	(.07)	(.04)	– 0	–

Total dividends and distributions	(.07)	(.04)	(.02)

Net asset value, end of period	$ 12.37	$ 12.48	$ 10.56

Total Return
Total investment return based on net asset value(e)	(.34)%	18.62%	5.78%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$37	$53	$34
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	1.99	%^	2.00%	2.00	%^
Expenses, before waivers/reimbursements(f)	2.03	%^	2.31%	4.26	%^
Net investment loss(c)	(.92	)%^	(.84)%	(.75	)%^
Portfolio turnover rate	17%	51%	43%

See footnote summary on page 34.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 33

FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Advisor Class
	Six Months Ended May 31, 2017 (unaudited)		Year Ended November 30, 2016	December 3, 2014(a) to November 30, 2015

Net asset value, beginning of period	$ 12.71		$ 10.66	$ 10.00

Income From Investment Operations
Net investment income(b)(c)	.01		.01	.02
Net realized and unrealized gain on investment transactions	.02		2.09	.66

Net increase in net asset value from operations	.03		2.10	.68

Less: Dividends and Distributions
Dividends from net investment income	– 0	–	(.01)	(.02)
Distributions from net realized gain on investment transactions	(.07)		(.04)	– 0	–

Total dividends and distributions	(.07)		(.05)	(.02)

Net asset value, end of period	$ 12.67		$ 12.71	$ 10.66

Total Return
Total investment return based on net asset value(e)	.22%		19.74%	6.83	%(g)
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$44,187		$7,635	$4,075
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(f)	.98	%^	1.00%	1.00	%^
Expenses, before waivers/reimbursements(f)	.98	%^	1.19%	3.55	%^
Net investment income(c)	.08	%^	.11%	.24	%^
Portfolio turnover rate	17%		51%	43%

(a)	Commencement of operations.

(b)	Based on average shares outstanding.

(c)	Net of fees and expenses waived/reimbursed by the Adviser.

(d)	Amount is less than $.005.

(e)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)	In connection with the Fund’s investments in affiliated underlying portfolios, the Fund incurs no direct expenses, but bears proportionate shares of the acquired fund fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has voluntarily agreed to waive its fees from the Fund in an amount equal to the Fund’s pro rata share of certain acquired fund fees and expenses, and for the six months ended May 31, 2017, such waiver amounted to .01% annualized for the Fund.

(g)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

^	Annualized.

See notes to financial statements.

34 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

BOARD OF DIRECTORS

Marshall C. Turner, Jr.(1), Chairman John H. Dobkin(1) Michael J. Downey(1) William H. Foulk, Jr.(1) D. James Guzy(1)	Nancy P. Jacklin(1) Robert M. Keith, President and Chief Executive Officer Carol J. McMullen(1) Garry L. Moody(1) Earl D. Weiner(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer James W. MacGregor(2), Vice President Joseph G. Paul(2), Vice President Shri Singhvi(2), Vice President	Emilie D. Wrapp, Secretary Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent	Legal Counsel

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-Free (800) 221-5672

Seward & Kissel LLP One Battery Park Plaza New York, NY 10004 Independent Registered Public Accounting Firm Ernst & Young LLP 5 Times Square New York, NY 10036

1	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee.

2	The management of, and investment decisions for, the Fund’s portfolio are made by the Investment Policy Team. Messrs. MacGregor, Paul and Singhvi are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 35

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AB Cap Fund, Inc. (the “Company”) unanimously approved the continuance of the Company’s Advisory Agreement with the Adviser in respect of AB Small Cap Value Portfolio (the “Fund”) at a meeting held on May 2-4, 2017 (the “Meeting”).

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Company’s Senior Officer (who is also the Company’s Independent Compliance Officer), who acted as their independent fee consultant, of the reasonableness of the advisory fee, in which the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Company’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AB Funds. The directors noted that they have four regular meetings each year, at each of which they review extensive materials and information from the Adviser, including information on the investment performance of the Fund.

The directors also considered all factors they believed relevant, including the specific matters discussed below. During the course of their deliberations, the directors evaluated, among other things, the reasonableness of the advisory fee. The directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment

36 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services to the Fund by employees of the Adviser or its affiliates. Requests for these reimbursements are made on a quarterly basis and subject to approval by the directors. To date, the Adviser has not requested any reimbursements from the Fund. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Company’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also was considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues and expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2015 and 2016 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Company’s Senior Officer. The directors noted the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and understood that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries that provide transfer agency, distribution and brokerage services to the Fund. The directors recognized that it is difficult to make comparisons of the profitability of the Advisory Agreement with the profitability of advisory contracts for unaffiliated funds because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors noted that the Fund was not profitable to the Adviser in 2015. The directors concluded that the Adviser’s level of profitability from its relationship with the Fund in 2016 was not unreasonable.

Fall-Out Benefits

The directors considered the other benefits to the Adviser and its affiliates from their relationships with the Fund, including, but not limited to, benefits relating to soft dollar arrangements (whereby investment advisers receive brokerage and research services from brokers that execute agency transactions for their clients); 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares; brokerage

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 37

commissions paid by the Fund to brokers affiliated with the Adviser; and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s recent profitability would be somewhat lower without these benefits. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the Meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year.

At the Meeting, the directors reviewed information prepared by an analytical service that is not affiliated with the Adviser (the “15(c) service provider”), showing the performance of the Class A Shares of the Fund against a peer group and a peer universe, and information prepared by the Adviser showing performance of the Class A Shares against a broad-based securities market index, in each case for the 1-year period ended February 28, 2017 and (in the case of comparisons with the broad-based securities market index) for the period from inception. Based on their review, the directors concluded that the Fund’s investment performance was acceptable.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by the 15(c) service provider concerning advisory fee rates paid by other funds in the same category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The directors compared the Fund’s contractual advisory fee rate with a peer group median.

The directors also considered the Adviser’s fee schedule for institutional clients pursuing a similar investment style. For this purpose, they reviewed the relevant advisory fee information from the Adviser’s Form ADV and the evaluation from the Company’s Senior Officer and noted the differences between the Fund’s fee schedule, on the one hand, and the institutional fee schedule and the schedule of fees charged to any offshore funds and any sub-advised funds, on the other. The directors noted that the Adviser may, in some cases, agree to fee rates with large institutional clients that are lower than those reviewed by the directors and that they had previously discussed with the Adviser its policies in respect of such arrangements.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional, offshore fund and sub-advised fund clients. In light of the substantial differences in services rendered by the Adviser to institutional, offshore fund and sub-advised

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fund clients as compared to funds such as the Fund, the directors considered these fee comparisons inapt and did not place significant weight on them in their deliberations.

The directors noted that the Fund may invest in shares of exchange-traded funds (“ETFs”), subject to the restrictions and limitations of the Investment Company Act of 1940 as these may be varied as a result of exemptive orders issued by the SEC. The directors also noted that ETFs pay advisory fees pursuant to their advisory contracts. The directors concluded, based on the Adviser’s explanation of how it may use ETFs when they are the most cost-effective way to obtain desired exposures for a fund or to temporarily “equitize” cash inflows pending purchases of underlying securities, that the advisory fee for the Fund would be paid for services that would be in addition to, rather than duplicative of, the services provided under the advisory contracts of the ETFs.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to a peer group and a peer universe selected by the 15(c) service provider. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year and the directors considered the effects of any fee waivers and/or expense reimbursements as a result of the Adviser’s expense cap. The directors noted that it was likely that the expense ratios of some of the other funds in the Fund’s category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases might be voluntary or temporary. The directors view expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. Based on their review, the directors concluded that the Fund’s expense ratio was acceptable.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund does not contain breakpoints and that they had discussed their strong preference for breakpoints in advisory contracts with the Adviser. The directors took into consideration prior presentations by an independent consultant on economies of scale in the mutual fund industry and for the AB Funds, and by the Adviser concerning certain of its views on economies of scale. The directors also had requested and received from the Adviser certain updates on economies of scale in advance of the Meeting. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for setting breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 39

the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. The directors informed the Adviser that they would monitor the Fund’s assets (which were well below the level at which they would anticipate adding an initial breakpoint) and its profitability to the Adviser and anticipated revisiting the question of breakpoints in the future if circumstances warranted doing so.

40 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements

AB FAMILY OF FUNDS

US EQUITY

US CORE

Core Opportunities Fund

Select US Equity Portfolio

US GROWTH

Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

US VALUE

Discovery Value Fund

Equity Income Fund

Relative Value Fund1

Small Cap Value Portfolio

Value Fund

INTERNATIONAL/ GLOBAL EQUITY

INTERNATIONAL/ GLOBAL CORE

Global Core Equity Portfolio

International Portfolio

International Strategic Core Portfolio

Sustainable Global Thematic Fund1

Tax-Managed International Portfolio

INTERNATIONAL/ GLOBAL GROWTH

Concentrated International Growth Portfolio

International Growth Fund

INTERNATIONAL/ GLOBAL VALUE

Asia ex-Japan Equity Portfolio

International Value Fund

FIXED INCOME

MUNICIPAL

High Income Municipal Portfolio

Intermediate California Municipal Portfolio

Intermediate Diversified Municipal Portfolio

Intermediate New York Municipal Portfolio

Municipal Bond Inflation Strategy

Tax-Aware Fixed Income Portfolio

National Portfolio

Arizona Portfolio

California Portfolio

Massachusetts Portfolio

Minnesota Portfolio

New Jersey Portfolio

New York Portfolio

Ohio Portfolio

Pennsylvania Portfolio

Virginia Portfolio

TAXABLE

Bond Inflation Strategy

Global Bond Fund

High Income Fund

High Yield Portfolio

Income Fund

Intermediate Bond Portfolio

Limited Duration High Income Portfolio

Short Duration Portfolio

ALTERNATIVES

All Market Real Return Portfolio

Credit Long/Short Portfolio

Global Real Estate Investment Fund

Select US Long/Short Portfolio

Unconstrained Bond Fund

MULTI-ASSET

All Market Income Portfolio

All Market Total Return Portfolio1

Conservative Wealth Strategy

Emerging Markets Multi-Asset Portfolio

Global Risk Allocation Fund

Tax-Managed All Market Income Portfolio1

Tax-Managed Wealth Appreciation Strategy

Wealth Appreciation Strategy

TARGET-DATE

Multi-Manager Select Retirement Allocation Fund

Multi-Manager Select 2010 Fund

Multi-Manager Select 2015 Fund

Multi-Manager Select 2020 Fund

Multi-Manager Select 2025 Fund

Multi-Manager Select 2030 Fund

Multi-Manager Select 2035 Fund

Multi-Manager Select 2040 Fund

Multi-Manager Select 2045 Fund

Multi-Manager Select 2050 Fund

Multi-Manager Select 2055 Fund

CLOSED-END FUNDS

Alliance California Municipal Income Fund

AllianceBernstein Global High Income Fund

AllianceBernstein National Municipal Income Fund

We also offer Government Exchange Reserves, which serves as the money market fund exchange vehicle for the AB mutual funds. An investment in Government Exchange Reserves is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to November 1, 2016, Sustainable Global Thematic Fund was named Global Thematic Growth Fund; prior to January 9, 2017, Relative Value Fund was named Growth & Income Fund; prior to April 17, 2017, Tax-Managed All Market Income Portfolio was named Tax-Managed Balanced Wealth Strategy; prior to April 24, 2017, All Market Total Return Portfolio was named Balanced Wealth Strategy.

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 41

NOTES

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NOTES

abfunds.com	AB SMALL CAP VALUE PORTFOLIO | 43

NOTES

44 | AB SMALL CAP VALUE PORTFOLIO	abfunds.com

AB SMALL CAP VALUE PORTFOLIO

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

SCV-0152-0517

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AB Cap Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	July 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith President

Date:	July 27, 2017

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	July 27, 2017